UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2019

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

Great Lakes Bond Fund
Institutional Class Shares – GLBNX

Great Lakes Disciplined Equity Fund
Institutional Class Shares – GLDNX

Great Lakes Disciplined International Smaller Company Fund
Institutional Class Shares – GLISX

Great Lakes Large Cap Value Fund
Institutional Class Shares – GLLIX

Great Lakes Small Cap Opportunity Fund
Investor Class Shares – GLSCX
Institutional Class Shares – GLSIX

Annual Report

March 31, 2019

1-855-278-2020
www.glafunds.com

Distributed by Quasar Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.glafunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-278-2020 or by sending an e-mail request to funds@glafunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 855-278-2020 or send an e-mail request to funds@glafunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Great Lakes Bond Fund

May 24, 2019
Dear Shareholders:

I. INVESTMENT RESULTS

For the twelve months ended March 31, 2019, your Great Lakes Bond Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/19
Institutional Class	3.02%
Bloomberg Barclays Aggregate U.S. Bond Index	4.48%

The environment that existed at the beginning of the year in the bond market was such that most market participants believed that a growing economy and a careful Federal Reserve Board would lead to higher interest rates across the curve.  Indeed, on March 22, 2018, the Fed did raise rates, with three more to follow in 2018.  At the beginning of April 2018, the Treasury curve was flat from 7 years out, compared to the 30-year, with about 30 basis points in spread (2.69% to 2.98%) and fairly steep from 1-month to 5 years (1.60% to 2.55%).  The shape of the curve is radically different now, with 1-month to 5-year area of the curve now inverted.  1-month bills yield 2.43%, while 5-year notes yield 2.23%, and the 2-year yield is at 2.26%, almost exactly the yield at the start of the period.  The spread from three years to thirty years is now about 60 basis points, with the yield on the 30-year treasury at about 2.80%. For the period ended March 31, 2019, the portfolio underperformed the benchmark, the Bloomberg Barclays Aggregate U.S. Bond Index by 146 basis points.

II. ATTRIBUTION

With a very heavy allocation in Floating Rate Notes, we were very pleased with the performance of these securities as the coupon rate continued to rise through year end along with the increase in the underlying index, whether it was LIBOR, SIFMA, or CPI.  The corporate backed floating rate notes also added yield over the year, and some tightened quite nicely as demand for the structure drove down spreads.  The exposure to tax-exempt municipal bonds also helped, as municipal bonds continue to be in great demand due to certain tax law changes.

The clear majority of under-performance versus the benchmark came from both fixed rate short term bonds, whose prices dropped as short rates soared, and an underweight against long duration treasury and high grade corporate bonds, where prices increased rapidly as longer interest rates dropped precipitously in mid-November through year-end 2018, and again in March 2019.

III. OUTLOOK

As we head into the second quarter of 2019, we are more concerned with what may likely happen if we extend maturities to match closer with the benchmark duration.  We are more convinced now than we were a year ago that there is much more downside price risk in longer duration assets, and that missing any significant rally in longer dated assets is very unlikely.  We will continue to emphasize yield in the portfolio, and expect to continue to add to shorter duration assets with an emphasis in income, not price appreciation.  We will continue to sell into the high demand that has driven up prices on tax-exempt municipal bonds, and reinvest in taxable municipal bonds and shorter duration, lower invest grade and split-rated credits where we believe we can mitigate risk from rising rates.  We will continue to seek opportunities in some longer duration assets, but only when we are convinced that the value is compelling.  We continue to see value in asset-backed securities, as well as certain mortgage-backed bonds.  We anticipate culling from lower investment grade credits as spreads continue to tighten lately and redeploying as outlined above.  Our treasury exposure may increase, but only as sale proceeds and inflows await more permanent allocation.

Patrick Morrissey
Senior Portfolio Manager, Head of Fixed Income
Fund Shareholder

Great Lakes Bond Fund

Disclosures:

Past performance is not a guarantee of future results.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments included in this report.

Yield curve is the curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity. The flat yield curve is a yield curve in which there is little difference between short-term and long-term rates for bonds of the same credit quality. This type of yield curve is often seen during transitions between normal and inverted curves. The difference between a flat yield curve and a normal yield curve is a normal yield curve slopes upward.

An investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Bond rating firms, such as Standard & Poor’s and Moody’s, use different designations consisting of upper- and lower-case letters ‘A’ and ‘B’ to identify a bond’s credit quality rating. ‘AAA’ and ‘AA’ (high credit quality) and ‘A’ and ‘BBB-’ (medium credit quality) are considered investment grade. Credit ratings for bonds below BBB- and Baa3 designations (‘BB’, ‘B’, ‘CCC’, etc.) are considered low credit quality, and are commonly referred to as “junk bonds”.

Basis point (bps) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type. One cannot invest directly in an index.

Asset-Backed Securities Risk: Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities. Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

LIBOR is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for (Intercontinental Exchange) London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world. Libor rates are calculated for five currencies and seven borrowing periods ranging from overnight to one year and are published each business day by Thomson Reuters. Many financial institutions, mortgage lenders and credit card agencies set their own rates relative to it.

SIFMA, the Securities Industry and Financial Markets Association (SIFMA), is a United States industry trade group representing securities firms, banks, and asset management companies. SIFMA was formed on November 1, 2006, from the merger of the Bond Market Association and the Securities Industry Association and has offices in New York City and Washington, D.C.

Consumer Price Index (CPI) – U.S. CPI Consumer USA (Non-Seasonally Adjusted) Index. One cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Bond Fund will invest in debt securities, which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Great Lakes Bond Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2019

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	3.02%	2.09%	2.33%	2.05%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	4.48%	2.03%	2.74%	2.10%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.  This index can not be invested in directly.

Great Lakes Bond Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2019(1)
(% of Net Assets)

Top 10 Holdings (Unaudited)
March 31, 2019(1)
(% of net assets)

Pittsburgh & Allegheny County, Pennsylvania Sports
& Exhibition Authority, 2.400%, 11/01/2039	4.9%
Michigan Finance Authority, 2.350%, 09/01/2050	2.7%
Morgan Stanley, 3.958%, 05/08/2024	2.7%
Valero Energy Partners, 4.375%, 12/15/2026	2.4%
General Electric Co., 3.787%, 04/15/2023	2.1%
Juniper Networks, Inc., 4.500%, 03/15/2024	2.0%
U.S. Treasury Note, 2.625%, 02/15/2029	2.0%
Ford Motor Credit Co., LLC, 5.750%, 02/01/2021	1.9%
Discovery Communications, 4.900%, 03/11/2026	1.9%
Federal Home Loan Mortgage Association, 4.000%, 08/15/2037	1.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined Equity Fund

May 24, 2019

Dear Shareholders:

I. INVESTMENT RESULTS

Market Review

During the one-year period ended March 31, 2019 U.S. equities posted positive returns riding the wave of a strong economy and historically low interest rates. We closed 2018 with an equities selloff to the tune of over 13% in the S&P 500. We entered the fourth quarter of 2018 with relatively high valuations, which combined with the Fed’s measured rate normalization and slow runoff of the Treasury’s massively expanded balance sheet, were drivers of the increased volatility. U.S. equities went on an absolute tear during the first quarter of 2019, posting their strongest quarterly gains since 2009. The mathematics of recouping a drawdown being what they are, we did not quite recoup the losses of Q4, however. In addition to the reversal in market direction, we also saw a dramatic rotation in the characteristics associated with market leadership.

Overall, the S&P 500 Index has advanced 9.50% for the one-year period.

In the twelve months ended March 31, 2019, your Great Lakes Disciplined Equity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/19
Institutional Class	9.22%
S&P 500 Index	9.50%
Morningstar Large Blend Category	6.90%

Size/Style

Growth stocks outperformed value stocks by a substantial margin during the one-year period with the S&P 500 Growth Index climbing 12.77% while the S&P 500 Value Index added 5.93%.

•	Mega-caps performed slightly better than large-caps as measured by the Russell Top 200 and S&P 500.

•	Growth dominated value in both the mega-cap and large-cap segments as measured by the Russell Top 200 Growth and Value Indexes and the S&P 500 Growth and Value Indexes.

S&P 500 Sectors

•
Real Estate and Utilities paced the market in the one-year period, posting positive returns of 21.0% and 19.3% respectively. While Healthcare and Technology stocks also continued long term leadership with returns of near 15.0% each over this timeframe.

•	Financials were the worst performers posting -4.67% loss, while Materials were the only other sector not to post positive returns for the period at -0.43%.

II. ATTRIBUTION

The Institutional Class of the Disciplined Equity Fund had a return of 9.22% for the year ended March 31, 2019, underperforming the benchmark S&P 500 Index’s 9.50% return. The summary comments below break down the contributions from sector positioning and stock selection:

Great Lakes Disciplined Equity Fund

The Disciplined Equity Fund outpaced 72% of its Morningstar Large Blend Category during the one-year period ended March 31, 2019, adding 9.22% versus the benchmark S&P 500 Index’s 9.50% return.

•	Financials actually underperformed the S&P 500 by 14.15%

•	Tech outperformed the S&P 500 by 8.04%

Stock selection within the respective sectors detracted 0.24% from active return:

•	Stock selection within the Consumer Discretionary and Financial sectors was poor.

o	BlackRock Inc. (BLK, -0.58%) posted positive earnings surprise in the second and third quarters, but declined on asset outflows, employee headcount reductions, and margin pressure.

o	We were underweight Amazon (AMZN, -0.53%) for the period, but the stock continued its net price advance albeit with more volatility for the second half of the time period.

•	Stock selection was best within the Healthcare and Technology sectors.

o	Xilinx Inc. (XLNX, 0.62%) the circuit and software company posted strong earnings beats for three straight quarters on robust sales.

o	UnitedHealth Group (UNH, 0.38%) continued to perform well with favorable medical costs and higher than expected membership as a health plan provider.

III. OUTLOOK

We felt economic conditions were still pretty solid heading into 2019, and also felt there was a lot to like about U.S. equities.

We also pointed to Washington, D.C. as the source of most of the market’s concern during Q4. A couple of concerns were resolved quite favorably. First, the Mueller report resulted in no further indictments and did not find collusion between the Trump campaign and Russia. So, the worst-case political scenario was taken off the table – for now. A cloud of uncertainty which will linger over the market is the campaigning for the Democratic presidential candidate. Many early candidates have tax hikes, wealth redistribution, central planning, and break-up of tech giants as key platform elements.

A second concern which was resolved for the time being is the dual threat of Fed rate hikes and balance sheet reduction. We hit a bit of a soft demand patch late last year, and this combined with the absence of inflationary pressure means “smart” money now leans toward a reduction (or two) in the Fed funds rate in the back half of 2019. The Fed also appreciates the negative impact of accelerating the drawdown in Reserve Funds and appears to have allayed related concerns.

The employment picture remains very strong. Job creating had re-accelerated heading into the year, but the government shutdown did have a negative impact. The shutdown also combined with the Q4 stock market correction to soften consumer confidence. It will be interesting to see whether the aforementioned easier credit conditions can serve to goose the housing market, which has certainly slowed over the past 18 months or so.

We’re a bit less constructive on U.S. equities – as you might expect after the strongest quarter in many years. This served to bring valuations back above long-term norms. We also note that while prices have been on a tear, the rate of EPS (Earnings Per Share) growth has slowed to the mid- to high- single digits. But the rate of return on assets/equity remains above norm. From here, we may need some positive surprises (rate cuts, trade deal anyone?) to drive prices appreciably higher.

Great Lakes Disciplined Equity Fund

The Disciplined Equity Fund remained biased against value stocks – especially the smaller value stocks in the Large Cap universe. The models are also biased against high earnings yield (as prices have climbed while earnings are slowing). Technology (Software) and Healthcare (Medical Services) stocks are most in favor, while Financials (Banks, Asset Managers) are most out-of-favor. We’d note, Equity REITs remain in favor in the Financial sector, as higher dividend payers have continued to perform relatively well.

John Bright, CFA®
Portfolio Manager, Disciplined Equity

Definitions:

The S&P 500 Index is a broad-based index of 500 stocks, which is widely recognized as representative of the equity market in general.

The S&P 500 Growth index tracks the investment results of the S&P 500 index composed of large-capitalization U.S. equities that exhibit growth characteristics.

The S&P 500 Value Index measures the performance of the large-capitalization value sector in the US equity market. It is a subset of the S&P 500 Index and consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics.

The Russell Top 200 Growth Index measures the performance of the 200 largest companies in the Russell 1000 Index.  (The Russell 1000 Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000 Index, which represents about 90% of the total market capitalization of that index.)

The Russell Top 200 Value Index tracks the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics.

The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.

It is not possible to invest directly in an index.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments included in this report.

Earnings per share (EPS) is the portion of a company’s profit allocated to each share of common stock. Earnings per share serve as an indicator of a company’s profitability.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. ETFs have management and other expense. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Great Lakes Disciplined Equity Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2019

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	9.22%	12.29%	9.60%	13.51%
S&P 500 Index(2)	9.50%	13.51%	10.91%	14.21%

(1)	Inception date of the Fund was June 1, 2009.
(2)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This index can not be invested in directly.

Great Lakes Disciplined Equity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2019(1)
(% of Net Assets)

Money Market Fund &
Other Assets and Liabilities, Net
2.1%
Energy
1.3%
Materials
1.6%
Utilities
1.8%
Real Estate
2.2%
Communication Services
6.6%
Financials
7.1%
Consumer Staples
9.9%
Consumer Discretionary
11.1%
Health Care
11.9%
Industrials
17.9%
Information Technology
26.5%

Top 10 Equity Holdings (Unaudited)
March 31, 2019(1)
(% of net assets)

Microsoft Corp.	6.0%
Visa, Inc. – Class A	3.2%
Boeing Co.	3.0%
Home Depot, Inc.	3.0%
Xilinx, Inc.	3.0%
3M Co.	2.9%
Alphabet, Inc. – Class C	2.6%
Amazon.com, Inc.	2.6%
Berkshire Hathaway, Inc. – Class B	2.5%
Verizon Communications, Inc.	2.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined International Smaller Company Fund

May 24, 2019

Dear Shareholders:

I. INVESTMENT RESULTS

For the twelve months ended March 31, 2019, your Great Lakes Disciplined International Smaller Company Fund returned the following:

Total Returns

Share Class	12 months ended 3/31/19
Institutional Class	-12.44%
MSCI ACWI ex-USA SMID Cap Index	-7.88%

The rally in International equity markets has come to an end for the one-year period ended March 31, 2019.  International markets underperformed their U.S. counterparts across the market capitalization spectrum during the period.  Emerging markets suffered the worst losses, significantly underperforming Developed markets for the past twelve months. Outside of the U.S., there was nowhere to hide as international returns were negative across the board posting double digit negative returns across all but a few market capitalization ranges, including Global and Developed Large Cap.

From a sector perspective, Healthcare stocks were the only sector able to eke out a small positive return.  Utilities had narrow losses, while Producer Durables and Materials posted the largest losses for the one-year period.  Technology had been the best performing sector by far over the last few years but retreated double digits for the twelve-month period.

II. ATTRIBUTION

With international equities suffering losses the past twelve months and smaller market cap securities having the most negative returns, the portfolio’s average exposure to higher market cap securities was a positive contributor to returns. Also contributing to performance was the exposure to less volatile stocks.

As we examine the characteristics of the stocks owned by the Fund, we note the portfolio’s bias toward stocks with a higher earnings relative to price and a lower dividend yield.  This positioning had a negative impact on the Fund’s performance during the past twelve months.

In terms of sector and industry positioning, the underperformance in Financials stocks helped performance as we were underweight in the Fund; underweighting Utilities detracted from the Fund’s performance.  However, small overweights to Semiconductors and Food Beverage and Tobacco industries each added to the Fund’s active return.

In total, our positioning among countries detracted from the active return.  Specifically, underweights to China, Brazil, and the United Kingdom had a negative impact on the Fund’s active performance. In contrast, our overweights to Canada and Sweden served to have a positive impact.

The Fund performance was negatively impacted by implicit currency exposure.  We were able to benefit from underweighting the British Pound and overweighting the Canadian Dollar.  Principal culprits detracting from currency exposure were the Brazilian Real, and underweighting the Hong Kong dollar.

Stocks – Stock selection also detracted from Fund performance during this twelve-month period.

Great Lakes Disciplined International Smaller Company Fund

Our biggest positive contributors were Swedish companies: independent oil and gas company Lundin Petroleum and mixed investment company AS Latour. Also adding to performance were packaging and container producer Toyo Seikan Group, and semiconductor manufacturing company ASM International.

Detractors from active return included Canadian construction company SNC-Lavalin Group.  Metals and mining companies Eramet and SSAB failed to perform to our expectation.  Finally, Japanese brokerage Nihon M&A Center also hurt active performance.

III. OUTLOOK

Our International Smaller Company model currently favors stocks with a larger market cap in both growth and value and is tilted away from smaller cap growth companies.  Also in favor are companies with larger market cap and companies with strong price momentum.

From a sector perspective, the model favors Financials and Utility stocks.  Sectors which are currently out of favor include Technology and Consumer Discretionary companies. Industries in favor include Banks, Real Estate, and Food & Beverage companies.

From a country perspective the model favors North American and Pacific countries.  Countries which are out of favor include Far East nations, Japan and European countries.

Jon Quigley, CFA®

Disclosures:

Past performance is not a guarantee of future results.

Price Momentum measures the rate of the rise or fall in stock prices. Momentum is measured by continually taking price differences for a fixed time interval.

Price to Earnings ratio is the ratio of a company’s stock price to the company’s earnings per share. The ratio is used in valuing companies.

Dividend yield is a ratio that indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and can be calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.

The MSCI ACWI ex-USA SMID Cap Index (MSCI) captures mid and small cap representation across 22 of 23 Developed Market (DM) countries. The index is unmanaged and cannot be invested in directly. P/E data excludes non-earning stocks. Price/Earnings Ratio: The Price to Earnings Ratio (P/E) is a measure of value for a company. It is equal to the price of a share of common stock divided by the earnings per share for a twelve-month period. Average Market Capitalization: the product of a security’s price & the number of shares outstanding.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments included in this report.

Great Lakes Disciplined International Smaller Company Fund

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. This is greater is emerging markets. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The small-cap companies in which the Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies. Small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

Great Lakes Disciplined International Smaller Company Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2019

	1-Year	3-Year	Since Inception(1)
Institutional Class	-12.44%	3.83%	2.83%
MSCI ACWI ex-USA SMID Cap Index(2)	-7.88%	6.91%	7.24%

(1)	Inception date of the Fund was December 21, 2015.
(2)
The MSCI ACWI ex-USA SMID Cap Index captures mid and small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Markets countries.  This index can not be invested in directly.

Great Lakes Disciplined International Smaller Company Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2019(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2019(1)
(% of net assets)

Spirax-Sarco Engineering plc	2.3%
Lundin Petroleum AB	2.3%
Tokyu Fudosan Holdings Corp.	2.2%
WSP Global, Inc.	2.2%
Choice Properties – REIT	2.2%
Elia System Operator SA/NV	2.1%
Rightmove plc	2.1%
AVI Ltd.	2.1%
Cia Cervecerias Unidas SA	2.0%
Toromont Industries, Ltd.	2.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Large Cap Value Fund

May 24, 2019

Dear Shareholders:

I. INVESTMENT RESULTS

The equity market as represented by the S&P 500 developed a total return near the long-term average annual rate through the full fiscal year 2019 but underwent a sharp downdraft in the December 2018 quarter and full recovery in the January-March 2019 period.  Favorable economic and business conditions persisted through the fiscal year and supported the market rise.  Economic growth, particularly in the U.S., continued through a ninth straight year. Corporate profits, boosted by a tax cut, moved up strongly in 2018.  Inflation has remained low even as the U.S. reached full employment levels.  Monetary policy near the end of 2018 switched from normalization to accommodation and short-term rates levelled off, further supporting equities in early 2019.  Questions from the end of the fiscal 2018 year remain, including the duration of the economic and equity market expansions, the future direction of inflation and monetary policy, and possibility of interruption of established trade patterns.  Value style index returns again trailed the S&P 500 by a significant margin.

Total Returns

Share Class	12 Months ended 3/31/19
Institutional Class	1.98%
Russell 1000 Value Index	5.67%

II. ATTRIBUTION

Equity strategy results trailed value style index returns substantially during fiscal 2019.  Progress was similar to that of the indexes through much of the first half of the fiscal year and the snapback in the March 2019 quarter but fell well behind from late summer 2018 through year-end.

Areas limiting results include several financials (including universal banks, life insurers Prudential (-11.27% in price through fiscal 2019) and Met Life (-7.23%) and asset manager Ameriprise (-13.41%) as the change in monetary policy led to lower market yields and a flatter yield curve, which pressure profitability-energy service holdings (National Oilwell -27.63%, Schlumberger -32.74%) as capital expenditures controls by producers have limited orders; and big-ticket consumer companies (Borg Warner -23.53%, Harley Davidson -16.84%) as uncertainty about flat auto sales and the length of the economic expansion remained.

Health service intermediaries including wholesaler McKesson (-16.90%) and retailer-pharmacy benefit manager CVS Health (-13.31%) declined as this broad area restructures itself while facing possible major regulatory and legislative activity.  Continuing the health care area, pharmaceutical/biotech companies whose current product lineup faces generic competition (AbbVie -14.95%) or whose future product development efforts face hurdles (Biogen -13.67%) limited results, but holdings with successful new business efforts (Merck in pharmaceuticals, +52.69% and Abbott in medical products, +33.41%) led the strategy.  General Electric, which continues to face a long recovery for its power generation area, fell 25.89%.  On the other hand, electric utility holdings and information technology positions led results, as did some individual positions throughout the portfolio including American Express (+17.17%), Norfolk Southern (+37.64%) and PepsiCo (+12.28%).

Great Lakes Large Cap Value Fund

III. OUTLOOK

By the end of March, the S&P 500 advance through three months of calendar 2019 returned this market index to the summer 2018 level.  Volatility may well now rise as investors work through issues including breadth and strength of the ten-year-old global economic expansion, effect of higher tariffs on ongoing business sales and profit growth, course of inflation and direction of monetary policy after the current pause between normalization and return to accommodation.  Equity market valuation measures have returned to the area between attractive and unattractive.  We intend to continue our value approach, which is based on rising or high corporate earning power, or return on investment, attractive stock valuation and sufficient diversification.

Edward J. Calkins, CFA®
Senior Portfolio Manager
Fund Shareholder

Definitions:

The S&P 500 Index is a broad-based index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

One cannot invest directly in an index.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments included in this report.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.

Great Lakes Large Cap Value Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2019

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	1.98%	9.18%	7.49%	10.88%
Russell 1000 Value Index(2)	5.67%	10.45%	7.72%	11.33%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  This index can not be invested in directly.

Great Lakes Large Cap Value Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2019(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2019(1)
(% of net assets)

Chubb Ltd.	4.2%
Royal Dutch Shell, Class A – ADR	4.0%
General Electric Co.	3.5%
Alphabet, Inc. – Class C	3.3%
BorgWarner, Inc.	3.2%
Prudential Financial, Inc.	3.2%
Biogen, Inc.	3.2%
Oracle Corp.	3.2%
Berkshire Hathaway, Inc. – Class B	3.1%
American Express Co.	3.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Small Cap Opportunity Fund

May 24, 2019

Dear Shareholders:

I. INVESTMENT RESULTS

For the twelve months ended March 31, 2019, your Great Lakes Advisors Small Cap Opportunity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/19
Investor Class	7.28%
Institutional Class	7.51%
Russell 2000 Index	2.05%

The Great Lakes Small Cap Opportunity Fund Institutional Class (GLSIX) rose 7.51% for the fiscal year ended March 31, 2019.  This compares favorably to the 2.05% gain in the Russell 2000 Index return. Fiscal year 2018 was an interesting year to say the least.  The markets kicked off the year where they had left off and investors felt good with little volatility as the extended bull market marched forward.  However, the second half of fiscal 2018 was a wild ride for small cap stocks.  The Russell 2000 index posted its worst quarter since the financial crisis, falling 20.2% in the fourth quarter of 2018, and then quickly rebounded 14.6% in the first quarter of 2019, reversing more than one-half of the fourth quarter decline.

It’s difficult to pinpoint the catalyst for the abrupt turnabout.  Clearly, there are a lot of macro-related issues that investors are currently grappling with, which we discuss below in our outlook section.  These issues, while important, do not drive our investment decisions.  Instead, as long-term, fundamental investors we focus on company specific fundamentals, such free cash flow generation of the business because that is what we believe ultimately determines and drives the value of a business over time.

II. ATTRIBUTION

For the twelve months ended March 31, 2019, the Fund outperformed the Russell 2000 index by nearly 550 basis points.  The Fund’s outperformance was the result of strong stock selection in the Consumer Discretionary and Industrial sectors.  Combined, these two sectors contributed over 700 basis points of alpha.  Additionally, our investment in TripAdvisor (TRIP) added 125 basis points of outperformance.  Offsetting some of Fund’s positive gains were lagging performance in the Healthcare (-85 basis points) and Financials (-150 basis points) sectors.  Also, our energy investment in Centennial Resource Development dinged our performance by 50 basis points.

A key driver of our outperformance in the Consumer Discretionary and Industrial sectors was due to portfolio companies being acquired – Belmond, Sonic, and Esterline Technologies.  These stocks exemplify our investment philosophy of trying to buy good businesses facing short-term issues which we believe are temporary/fixable over time, but whose attractive long-term prospects are intact.  Our long-term orientation allows us to invest in these businesses at a steep discount to intrinsic value.

•
Belmond (BEL, +123%) announced the sale of its business to LMVH in December for an all cash deal for $25 a share, a significant premium.  BEL had issues with a number of its hotel properties hit by natural disasters and political unrest when we bought shares at $12.  Our net asset value hinged on BEL’s unique collection of properties.  While CEO Roeland Vos had a plan in place to double the size of the company over the next several years, he did a superb job of fully monetizing these assets to a willing buyer at a full value.

Great Lakes Small Cap Opportunity Fund

•
Sonic (SONC, 73%) agreed to be acquired by the parent of Arby’s and Buffalo Wild Wings, which is majority-owned by private equity investors, for $43.50 per share in cash.  We started buying shares around $25 when the restaurant chain was struggling with declining near-term comparable sales during the middle of a system wide point of sale upgrade cycle.  This gave us to opportunity to invest in an attractive franchise model that generated strong free cash flow which management was utilizing to aggressively buy back stock.

•
Esterline Technologies (ESL, +65%) stock was out of favor due to disappointing earnings, marked by operational missteps and lower pricing on a renewal contract.  We saw material value in the company’s aerospace and defense business which consist of primarily proprietary, sole-sourced products with a growing aftermarket exposure.  Transdigm (TGD) saw value in the shares and decided to buy the company for approximately $4 billion in cash, a handsome premium.

•
TripAdvisor (TRIP, +26%) was our largest relative contributor to the portfolio’s performance.  This was driven by a rebound in the company’s fundamentals as management restored profitability in its core hotel division by reducing unproductive advertising spend and improving customer experience.  Moreover, TRIP continues to grow its emerging attraction platform, outpacing the market and its competitors.  We believe the attraction business has the biggest potential upside for the company.  We view TRIP as a high-quality asset and remain optimistic about the company’s prospects.

Our underperformance in the Healthcare sector stemmed from our position in MEDNAX (MD, -51%).  It was a difficult year for MD due to slowing organic growth and the loss of a hospital contract.  The lost contract is expected to negatively impact the company’s performance until the second half of the year, so we are not looking for a quick rebound in sales and earnings.  We believe cost containment and prudent capital allocation will drive long-term success for shareholders.  MD was a growth darling and now trades at a paltry 7x earnings.  It appears the market continues to underappreciate Mednax’s stable healthcare franchise.

In Financials, we underperformed the index by 150 basis points. The Fund’s lack of exposure to the REIT industry, which gained more than 17% hurt our relative performance.  Additionally, Bank OZK (OZK) and PRAA Group (PRAA) both declined 25%, negatively impacting our relative returns by over 100 basis points of performance.

Investors were caught off guard when OZK, which has historically demonstrated a pristine track record of underwriting loans, announced a $50 million charge-off on two real estate loans.  This wiped away nearly $1.2B of market cap as investors seem to fear that more write-offs are forthcoming.  While that could happen, the stock’s valuation reflects a much more dire situation which we don’t believe is the case.  As such, we took advantage of the steep sell-off and bought more shares.  PRAA shares were weak as the company reported weaker than expected earnings, largely due to a ramp up in investment spending.  We are not too concerned about this as it should lead to higher growth and profitability in the future.  Aside from the higher spending, we were encouraged by the positive underlying business trends.

In the Energy sector, Centennial Resource Development, Inc. (CDEV) stock plunged more than 20% after CEO Mark Papa unexpectedly announced a significant reduction of the company’s production activity for 2019 due to the weak commodity price environment. He has opted to preserve the company’s balance sheet and defer drilling until oil prices reach a sustained $70/bbl level. While we applaud his financial discipline, we were caught off guard by the magnitude of the slowdown given management’s prior comments that the company could achieve breakeven profits at lower oil prices. As a result, we have not added to our position and we will continue to monitor the situation.

Great Lakes Small Cap Opportunity Fund

III. OUTLOOK

What a difference three months can make. Early in January investors were searching for reasons why markets had sold off 13% or more in December 2018, despite signs that the U.S. economy was in reasonable shape. Ninety days and 13+% later investors are asking what has changed. Clearly the shift in the Federal Reserve’s outlook, from one of raising rates in an environment of continued economic growth to one of rate stability, or even easing in a less robust economy, has affected investors’ perceptions.

To recap briefly, the Fed raised interest rates by 100 basis points in 2018, most recently in December, marking the ninth such increase in three years and taking its benchmark federal funds rate to a target range of 2.25% to 2.5%. At its December meeting the Fed projected two additional hikes in 2019, citing “sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2 percent objective over the medium term.”  Lastly, the Fed reduced its GDP forecast for 2019 slightly, forecasting 2.3% growth for the economy.

Many were concerned that the Fed was tightening too far too fast, risking damage to a still fragile economic recovery in its tenth year. Forecasts of higher interest rates, a stronger dollar, and sluggish corporate earnings growth all led investors to sell equities in December.

Perhaps in response, and certainly after reviewing data supporting some slowdown in growth, the Fed in January “pivoted” and suggested it would take a more patient view toward rate increases in 2019, perhaps not raising rates at all. It continued along a more dovish path in March, downgrading its GDP growth estimate to 2.1%, confirming its expectation of no rate increases in 2019, and signaling an end to its balance sheet unwinding program, which has served to tighten money supply.

The Fed’s words and actions of 2019, a sharp reversal from just three months ago, have all been taken as positive news by equity markets that may have grown overly dependent upon Fed easing to drive stock prices higher. However, there do exist several indications that the economy may be slowing at a more rapid pace than we understand, which could put recent equity gains at risk.

First, corporate profits are set to decline in the first quarter of 2019. If they do, it will be the first such decline in three years, suggesting that last year’s corporate tax cuts have not provided the stimulus promised by the Trump Administration. According to data from the S&P Dow Jones, operating profit margins for the country’s largest companies have declined in the last six months from recent highs and may continue to fall as wages and inflation creep higher.

The most recent survey of business conditions published by the Federal Reserve Bank of Chicago also highlights that business activity, both in the manufacturing and service sectors of the economy, may be slowing. In fact, this indicator suggests that overall activity, sluggish since 2016, picked up only briefly in 2018 as a result of the Trump tax plan, and has now fallen below levels seen just prior to implementation of tax cuts. None of this data suggesting slower economic growth appears to be of much surprise to fixed income investors. Interest rates have been drifting lower since the Fed’s January meeting, with the yield on the 10-Year Note hitting a year-to-date low of 2.38% shortly after the March meeting.

The possibility of an inverted yield curve – which represents an environment in which investors are willing to accept a lower rate of interest promised in the future than at present, due to anticipation of a weak economy (or recession) that will result in even lower, longer term rates in the future – stares us in the face today. According to Dave Rosenberg, an inverted yield curve has predicted U.S. economic recessions with about 85% accuracy.1

Great Lakes Small Cap Opportunity Fund

Other issues lurk which may lead to uncertainty and volatility in equity market levels. The path of economic growth in China remains unclear, with recent signs that conditions may be improving, albeit slightly. Of course, trade tensions between the U.S. and China remain quite high, which could have substantial impact on global growth depending on the outcome. The manner in which the United Kingdom/Britain may exit from the European Community is quite uncertain, posing additional risks. Lastly, as we have often discussed, the fiscal condition of the United States places the global economy at some peril. February’s budget deficit of $234 billion was 9% higher than that of one year ago, and the U.S. is on track to run a deficit for the full year of $1 trillion. Perhaps the rest of the world (including China, which recycles its trade surplus with the U.S.) will continue to fund these deficits; if they choose not to, we may see substantially higher interest rates, draconian budget cuts, or both.

As always, it is an interesting time to be an equity investor. We continue to rely upon our philosophy of investing in good businesses that are well-managed, well-capitalized, and well-positioned to generate solid earnings and free cash flow that justify higher future stock prices in the long run. We continue to have great faith in this process and appreciate our investors’ confidence in Great Lakes Advisors.

Gary Lenhoff, CFA®	Ben Kim, CFA®, CPA
Co-Portfolio Manager	Co-Portfolio Manager
Fund Shareholder

Past performance does not guarantee future results.

[1]	David A Rosenberg, Weekly Buffet with Dave, Gluskin Sheff Research, March 29, 2019.

Definitions:

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole. The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

The price-to-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS).

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Yield Curve is a chart consisting of the yields of bonds of the same quality but different maturities.  This measurement can be used as a gauge to evaluate the future of the interest rates.  An upward trend with short-term rates lower than long-term rates is called a positive yield curve, while a down trend is a negative or inverted yield curve.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments included in this report.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Great Lakes Small Cap Opportunity Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. ETFs have management and other expense. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.  Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Great Lakes Small Cap Opportunity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2019

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Investor Class	7.28%	11.75%	5.78%	15.58%	14.56%
Institutional Class	7.51%	12.01%	6.03%	15.87%	14.86%
Russell 2000 Index(2)	2.05%	12.92%	7.05%	15.36%	13.97%

(1)	Inception date of each class was December 5, 2008.
(2)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.  This index can not be invested in directly.

Great Lakes Small Cap Opportunity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2019(1)(2)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2019(1)
(% of net assets)

Gildan Activewear, Inc.	5.7%
Investors Bancorp, Inc.	3.8%
Axis Capital Holdings Ltd.	3.7%
Acuity Brands, Inc.	3.7%
Hain Celestial Group, Inc.	3.4%
PRA Group, Inc.	3.4%
Armstrong World Industries, Inc.	3.4%
ViaSat, Inc.	3.3%
AGCO Corp.	3.2%
MSC Industrial Direct Co., Inc. – Class A	3.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Excludes securities lending collateral.

Great Lakes Funds

Expense Examples (Unaudited)
March 31, 2019

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees (Investor Class only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2018 – March 31, 2019).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Great Lakes Bond Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2018)	Value (3/31/2019)	(10/1/2018 to 3/31/2019)
Institutional Class Actual(2)	$1,000.00	$1,025.60	$2.88
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,022.09	$2.87

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.57%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2019 of 2.56%.

Great Lakes Disciplined Equity Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2018)	Value (3/31/2019)	(10/1/2018 to 3/31/2019)
Institutional Class Actual(4)	$1,000.00	$ 985.80	$4.21
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2019 of -1.42%.

Great Lakes Funds

Expense Examples (Unaudited) – Continued
March 31, 2019

Great Lakes Disciplined International Smaller Company Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2018)	Value (3/31/2019)	(10/1/2018 to 3/31/2019)
Institutional Class Actual(2)	$1,000.00	$ 929.10	$6.97
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2019 of -7.09%.

Great Lakes Large Cap Value Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2018)	Value (3/31/2019)	(10/1/2018 to 3/31/2019)
Institutional Class Actual(4)	$1,000.00	$ 943.80	$4.12
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2019 of -5.62%.

Great Lakes Small Cap Opportunity Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(5)
	Value (10/1/2018)	Value (3/31/2019)	(10/1/2018 to 3/31/2019)
Investor Class Actual(6)	$1,000.00	$ 983.30	$5.44
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54
Institutional Class Actual(6)	$1,000.00	$ 984.20	$4.20
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% and 0.85% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended March 31, 2019 of -1.67% and -1.58% for the Investor Class and Institutional Class, respectively.

Great Lakes Bond Fund

Schedule of Investments
March 31, 2019

Description	Par	Value
CORPORATE BONDS – 64.2%

Communications – 4.3%
CCO Holdings LLC
5.750%, 01/15/2024	$677,000	$696,464
Discovery Communications
4.900%, 03/11/2026	2,339,000	2,464,372
Indiana Bell Telephone Co., Inc.
7.300%, 08/15/2026	535,000	635,880
Michigan Bell Telephone Co.
7.850%, 01/15/2022	1,651,000	1,848,907
		5,645,623
Consumer Discretionary – 4.2%
Carnival Corp.
3.950%, 10/15/2020	523,000	532,779
Lear Corp.
5.375%, 03/15/2024	870,000	894,082
Leggett & Platt, Inc.
3.500%, 11/15/2027	1,885,000	1,813,348
Lennar Corp.
4.750%, 05/30/2025	1,000,000	1,025,000
Service Corp. International
7.500%, 04/01/2027	1,000,000	1,155,000
		5,420,209
Consumer Staples – 0.6%
HJ Heinz Co.
6.375%, 07/15/2028	742,000	828,632

Energy – 7.9%
Antero Resources Corp.
5.375%, 11/01/2021	1,506,000	1,517,295
Kinder Morgan, Inc.
5.300%, 12/01/2034	1,794,000	1,945,941
Marathon Oil Corp.
2.700%, 06/01/2020	1,991,000	1,982,098
Petroleos Mexicanos
6.500%, 03/13/2027	1,000,000	1,009,500
Sinopec Group Overseas Development 2015
2.500%, 04/28/2020 (a)	650,000	647,034
Valero Energy Partners
4.375%, 12/15/2026	3,007,000	3,114,912
		10,216,780

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2019

Description	Par	Value
CORPORATE BONDS – 64.2% (Continued)

Financials# – 30.1%
Affiliated Managers Group
3.500%, 08/01/2025	$445,000	$444,008
Aon plc
4.450%, 05/24/2043	585,000	566,672
Bank of America Corp.
4.000%, 04/01/2024	1,000,000	1,043,669
Carlyle Holdings II Finance
5.625%, 03/30/2043 (a)	1,750,000	1,723,458
Citigroup, Inc.
4.500%, 01/14/2022	1,030,000	1,074,726
3.783% (3 Month LIBOR USD + 1.100%), 05/17/2024^	1,000,000	1,004,775
Corporate Office Properties LP
3.700%, 06/15/2021	1,148,000	1,145,940
Credit Suisse Group Funding Ltd.
3.800%, 09/15/2022	1,000,000	1,019,274
3.800%, 06/09/2023	577,000	586,326
Deutsche Bank AG
2.850%, 05/10/2019	2,297,000	2,296,250
4.607% (3 Month LIBOR USD + 1.910%), 05/10/2019^	750,000	750,841
Ford Motor Credit Co., LLC
5.750%, 02/01/2021	2,405,000	2,477,664
3.810%, 01/09/2024	978,000	926,616
Goldman Sachs Group, Inc.
5.250%, 07/27/2021	1,593,000	1,674,015
5.750%, 01/24/2022	1,070,000	1,148,044
3.649% (3 Month LIBOR USD + 1.050%), 06/05/2023^	2,187,000	2,190,588
4.229% (3 Month LIBOR USD + 1.600%), 11/29/2023^	1,250,000	1,278,915
Huntington National Bank
2.200%, 04/01/2019	360,000	360,000
JPMorgan Chase & Co.
2.250%, 01/23/2020	2,048,000	2,040,772
Macquarie Bank Ltd
2.400%, 01/21/2020 (a)	250,000	249,273
Manufacturers & Traders Trust Co.
3.266% (3 Month LIBOR USD + 0.640%), 12/01/2021^	2,303,000	2,292,703
Met Life Global Funding I
3.000%, 01/10/2023 (a)	200,000	201,489

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2019

Description	Par	Value
CORPORATE BONDS – 64.2% (Continued)

Financials# – 30.1% (Continued)
Morgan Stanley
5.500%, 01/26/2020	$475,000	$485,343
5.500%, 07/24/2020	1,000,000	1,034,246
3.691% (3 Month LIBOR USD + 0.930%), 07/22/2022^	900,000	905,007
3.958% (3 Month LIBOR USD + 1.220%), 05/08/2024^	3,467,000	3,494,383
New York Life Global Funding
2.150%, 06/18/2019 (a)	530,000	529,440
Reliance Standard Life II
2.375%, 05/04/2020 (a)	520,000	516,792
Sumitomo Mitsui Banking Corp.
3.000%, 01/18/2023	605,000	607,103
Symetra Financial Corp.
4.250%, 07/15/2024	640,000	646,736
UBS
2.375%, 08/14/2019	2,030,000	2,028,032
Wells Fargo & Co.
4.125%, 08/15/2023	1,439,000	1,491,935
3.974% (3 Month LIBOR USD + 1.230%), 10/31/2023^	827,000	840,597
		39,075,632
Health Care – 3.5%
Aetna, Inc.
2.750%, 11/15/2022	1,000,000	987,181
Agilent Technologies, Inc.
3.200%, 10/01/2022	750,000	756,219
Biogen, Inc.
4.050%, 09/15/2025	1,150,000	1,177,447
Teva Pharmaceutical Finance
2.250%, 03/18/2020	500,000	492,178
2.200%, 07/21/2021	1,262,000	1,203,636
		4,616,661
Industrials – 5.5%
General Electric Co.
3.787% (3 Month LIBOR USD + 1.000%), 04/15/2023^	2,885,000	2,794,001
Icahn Enterprises LP
6.000%, 08/01/2020	1,011,000	1,021,868
IDEX Corp.
4.200%, 12/15/2021	950,000	966,824
Rolls-Royce plc
2.375%, 10/14/2020 (a)	1,342,000	1,330,297

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2019

Description	Par	Value
CORPORATE BONDS – 64.2% (Continued)

Industrials – 5.5% (Continued)
Stanley Black & Decker, Inc.
3.400%, 12/01/2021	$1,000,000	$1,015,219
		7,128,209
Information Technology – 2.8%
Amkor Technology, Inc.
6.375%, 10/01/2022	1,006,000	1,025,516
Juniper Networks, Inc.
4.500%, 03/15/2024	2,500,000	2,604,929
		3,630,445
Materials – 2.8%
ArcelorMittal
5.250%, 08/05/2020	1,000,000	1,027,682
Ball Corp.
5.000%, 03/15/2022	1,355,000	1,409,200
Dow Chemical Co.
3.000%, 11/15/2022	1,250,000	1,251,521
		3,688,403
Utilities – 2.5%
American Electric Power Co., Inc.
2.950%, 12/15/2022	1,865,000	1,868,910
PSEG Power LLC
4.150%, 09/15/2021	1,299,000	1,336,841
		3,205,751
Total Corporate Bonds
(Cost $83,589,289)		83,456,345

MUNICIPAL BONDS – 16.3%
Carol Stream, Illinois Park District
6.100%, 11/01/2032 – AGM Insured	500,000	521,560
Chesterfield County, Virginia Industrial Development Authority
2.520%, 08/01/2024 (b)	2,200,000	2,200,000
Chicago, Illinois Board of Education
Series A
4.000%, 12/01/2020	1,000,000	1,021,700
Connecticut State
Series A
3.482%, 04/15/2029	500,000	500,660

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2019

Description	Par	Value
MUNICIPAL BONDS – 16.3% (Continued)
Cook County, Illinois
Series B
4.940%, 11/15/2023 – BAM Insured	$500,000	$525,380
Horatio, Arkansas School District #55
4.750%, 08/01/2024	150,000	150,055
Illinois Sports Facilities Authority
5.000%, 06/15/2022	230,000	241,580
Johnson City, Tennessee Health & Educational
Facilities Board Hospital Revenue
Series 2000 B
5.125%, 07/01/2025 – NATL Insured	230,000	241,495
Kankakee, Illinois
4.000%, 01/01/2025	250,000	261,398
Kansas Municipal Energy Agency Power Project Revenue
Series B
2.750%, 04/01/2019	445,000	445,000
Macon & DeWitt Counties Illinois Community United School District #2
4.500%, 10/01/2020 – AGM Insured	300,000	307,560
Madison & Jersey Counties Illinois United School District #11
5.625%, 12/01/2026	250,000	262,853
Maine Housing Authority Mortgage Revenue
Series A1
3.050%, 11/15/2025	250,000	256,648
Michigan Finance Authority
Series B
2.350%, 09/01/2050 (b)	3,500,000	3,500,000
Minnesota Housing Finance Agency
Series C
3.200%, 01/01/2025 – FHLMC, FNMA, GNMA Insured	195,000	203,757
New Orleans, Louisiana
Series A
5.000%, 12/01/2019	250,000	253,673
New York State Housing Finance Agency
Series B
3.950%, 11/01/2034 – FHLMC, FNMA, GNMA Insured	500,000	515,155
Ohio Housing Finance Agency
Series 1
2.650%, 11/01/2041 – FNMA, GNMA Insured	2,055,000	2,017,435
Pittsburgh & Allegheny County, Pennsylvania Sports & Exhibition Authority
Series B
2.400%, 11/01/2039 – AGM Insured (b)	6,425,000	6,425,000

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2019

Description	Par	Value
MUNICIPAL BONDS – 16.3% (Continued)
Puerto Rico Public Finance Corp.
6.000%, 08/01/2026 – AGC Insured	$1,025,000	$1,303,236
Total Municipal Bonds
(Cost $21,050,454)		21,154,145

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 8.0%
Federal Home Loan Mortgage Association
Series 293, Class IO
4.000%, 11/15/2032, #S50007 (c)	731,128	127,781
Series 4488, Class BD
3.000%, 05/15/2033	458,192	462,881
Series 4676, Class VD
4.000%, 08/15/2037	2,250,000	2,413,820
Federal Home Loan Mortgage Corporation Pool
2.500%, 08/01/2032, #C91531	162,366	161,542
3.000%, 10/01/2032, #D99625	103,148	104,383
4.000%, 10/01/2040, #G06061	198,589	206,454
4.000%, 08/01/2042, #Q10153	208,551	216,570
4.000%, 01/01/2049, #T65519	1,998,251	2,040,659
Federal National Mortgage Association
Series 2008-6, Class BF
2.986% (1 Month LIBOR USD + 0.500%), 02/25/2038^	989,720	995,444
Series 2011-144, Class FW
2.936% (1 Month LIBOR USD + 0.450%), 10/25/2040^	531,567	533,726
Series 2013-130, Class CA
2.500%, 06/25/2043	411,873	409,167
Series 2013-130, Class CD
3.000%, 06/25/2043	748,859	756,053
Federal National Mortgage Association Pool
5.170%, 06/01/2028, #468516	222,681	244,394
4.500%, 06/01/2034, #MA1976	176,789	185,778
4.000%, 04/01/2038, #MA3337	236,214	245,007
4.500%, 04/01/2039, #930922	178,024	188,195
4.000%, 03/01/2045, #AY6502	232,510	239,695
4.500%, 06/01/2048, #CA1952	334,574	350,059
Government National Mortgage Association
Series 2008-51, Class AY
5.500%, 06/16/2023	61,861	61,764
Series 2012-109, Class AB
1.388%, 09/16/2044	69,634	67,695

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2019

Description	Par	Value
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 8.0% (Continued)
Government National Mortgage Association (Continued)
Series 2013-145, Class AG
3.740%, 09/16/2044 (d)	$452,293	$470,560
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $10,356,788)		10,481,627

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.1%
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4
4.023%, 03/12/2047	500,000	526,010
Commercial Mortgage Trust
Series 2012-CR1, Class AM
3.912%, 05/17/2045	350,000	359,036
CS First Boston Commercial Mortgage Trust
Series 2003-29, Class 2A3
5.500%, 12/25/2033	29,801	30,054
FREMF Mortgage Trust
Series 2013-K32, Class C
3.538%, 10/25/2046 (a)(d)	450,000	449,437
Series 2014-K37, Class B
4.558%, 01/25/2047 (a)(d)	1,000,000	1,063,225
Greenpoint Mortgage
Series 2003-1, Class A1
5.164%, 10/25/2033 (d)	131,987	132,180
GS Mortgage Securities Trust
Series 2014-GC18, Class A4
4.074%, 01/10/2047	500,000	523,908
Morgan Stanley Mortgage Trust
Series 35
3.095% (1 Month LIBOR USD + 0.625%), 05/20/2021^	541	541
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class AJ
5.482%, 08/15/2039 (d)	7,433	7,450
UBS – Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 08/12/2049	500,000	505,221
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class A4
2.931%, 07/17/2048	1,000,000	985,586

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2019

Description	Par	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.1% (Continued)
Wells Fargo Commercial Mortgage Trust (Continued)
Series 2016-NXS6, Class A4
2.918%, 11/18/2049	$1,000,000	$983,944
Series 2016-LC25, Class A4
3.640%, 12/15/2059	1,000,000	1,029,862
Total Commercial Mortgage-Backed Securities
(Cost $6,638,129)		6,596,454

U.S. TREASURY SECURITIES – 5.0%
U.S. Treasury Notes
1.500%, 10/31/2019	1,000,000	994,531
1.375%, 01/31/2020	500,000	495,762
1.750%, 12/31/2020	500,000	495,156
2.625%, 02/15/2029	2,500,000	2,546,240
U.S. Treasury Bill
2.350%, 09/26/2019 (e)	2,000,000	1,976,613
Total U.S. Treasury Securities
(Cost $6,466,661)		6,508,302

ASSET-BACKED SECURITY – 0.1%

Automotive – 0.1%
AmeriCredit Automobile Receivables Trust
Series 2015-1, Class C
2.510%, 01/08/2021
Total Asset-Backed Security
(Cost $143,180)	143,342	143,309

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
INVESTMENT COMPANY – 1.0%
Nuveen Quality Municipal Income Fund
Total Investment Company
(Cost $1,315,512)	96,254	$1,306,167

MONEY MARKET FUND – 0.2%
First American Government Obligations Fund – Class Z, 2.32% (e)
Total Money Market Fund
(Cost $244,186)	244,186	244,186
Total Investments – 99.9%
(Cost $129,804,199)		129,890,535
Other Assets and Liabilities, Net – 0.1%		111,821
Total Net Assets – 100.0%		$130,002,356

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are deemed to be liquid by the Adviser.  As of March 31, 2019, the value of these investments were $6,710,445, or 5.2% of total net assets.

^	Variable rate security – The rate shown is the rate in effect as of March 31, 2019.
#	As of March 31, 2019, the Fund had a significant portion of its assets invested in the financials sector. See Note 11 in the Notes to the Financial Statements.
(b)
Adjustable rate security.  The rate is determined by a remarketing agreement whereby an issuer contracts with a securities dealer to serve as the remarketing agent.  The remarketing agent is responsible for determining the interest rate the issuer pays on the bond until the next reset date.

(c)	Interest only security.
(d)	Variable rate security. The coupon is based on an underlying pool of loans.
(e)	The rate shown is the annualized seven-day effective yield as of March 31, 2019.

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

AGC – Assured Guaranty Corporation
AGM – Assured Guaranty
BAM – Build America Mutual Assurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
NATL – National Public Finance Guarantee Corporation

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 97.9%

Communication Services – 6.6%
Alphabet, Inc. – Class C*	961	$1,127,551
Liberty Broadband Corp. – Class C*	4,562	418,518
News Corp. – Class A	20,358	253,253
Verizon Communications, Inc.	17,590	1,040,097
		2,839,419
Consumer Discretionary – 11.1%
Amazon.com, Inc.*	622	1,107,626
Aptiv plc	3,122	248,168
Hilton Worldwide Holdings, Inc.	3,448	286,563
Home Depot, Inc.	6,691	1,283,936
McDonald’s Corp.	1,033	196,167
O’Reilly Automotive, Inc.*	2,230	865,909
Target Corp.	5,160	414,142
Yum China Holdings, Inc.	7,747	347,918
		4,750,429
Consumer Staples – 9.9%
Coca-Cola Co.	5,083	238,189
Colgate-Palmolive Co.	4,732	324,331
General Mills, Inc.	8,284	428,697
Kimberly-Clark Corp.	5,335	661,007
Mondelez International, Inc.	17,219	859,572
Philip Morris International, Inc.	7,384	652,672
Procter & Gamble Co.	5,716	594,750
Walmart, Inc.	5,062	493,697
		4,252,915
Energy – 1.3%
Baker Hughes	12,031	333,499
Williams Cos., Inc.	7,277	208,996
		542,495
Financials – 7.1%
Aflac, Inc.	13,750	687,500
Aon plc	3,655	623,908
Berkshire Hathaway, Inc. – Class B*	5,258	1,056,280
Charles Schwab Corp.	15,918	680,654
		3,048,342

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 97.9% (Continued)

Health Care – 11.9%
Anthem, Inc.	1,377	$395,171
Boston Scientific Corp.*	3,684	141,392
Danaher Corp.	5,232	690,729
IDEXX Laboratories, Inc.*	810	181,116
Incyte Corp.*	2,105	181,051
Johnson & Johnson	6,911	966,089
Merck & Co., Inc.	12,055	1,002,614
PerkinElmer, Inc.	3,488	336,104
Pfizer, Inc.	11,667	495,497
Veeva Systems, Inc. – Class A*	2,484	315,120
Zoetis, Inc.	3,843	386,875
		5,091,758
Industrials – 17.9%
3M Co.	5,941	1,234,421
Allegion plc	2,794	253,444
AMETEK, Inc.	10,290	853,761
Boeing Co.	3,386	1,291,488
CSX Corp.	2,285	170,964
Lockheed Martin Corp.	2,860	858,458
Old Dominion Freight Line, Inc.	1,363	196,803
Republic Services, Inc.	1,921	154,410
Rockwell Automation, Inc.	3,739	656,045
Union Pacific Corp.	6,103	1,020,422
United Parcel Service, Inc. – Class B	1,371	153,195
Verisk Analytics, Inc.	2,286	304,038
Waste Management, Inc.	5,001	519,654
		7,667,103
Information Technology# – 26.5%
Adobe, Inc.*	677	180,414
Apple, Inc.	2,567	487,602
Autodesk, Inc.*	927	144,445
Automatic Data Processing, Inc.	1,795	286,733
Cadence Design Systems, Inc.*	4,234	268,901
Fiserv, Inc.*	3,457	305,184
HP, Inc.	11,230	218,199
Marvell Technology Group Ltd.	17,747	352,988
MasterCard, Inc. – Class A	2,238	526,937
Microchip Technology, Inc.	4,739	393,147
Microsoft Corp.	21,658	2,554,345

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 97.9% (Continued)

Information Technology# – 26.5% (Continued)
Paychex, Inc.	5,349	$428,990
salesforce.com, inc.*	1,885	298,527
Square, Inc. – Class A*	2,100	157,332
Symantec Corp.	35,982	827,226
Total System Services, Inc.	2,671	253,772
Trimble, Inc.*	21,053	850,541
Visa, Inc. – Class A	8,674	1,354,792
Workday, Inc. – Class A*	967	186,486
Xilinx, Inc.	10,044	1,273,479
		11,350,040
Materials – 1.6%
Martin Marietta Materials, Inc.	3,345	672,947

Real Estate – 2.2%
Prologis, Inc. – REIT	2,380	171,241
Realty Income Corp. – REIT	10,197	750,091
		921,332
Utilities – 1.8%
Public Service Enterprise Group, Inc.	9,853	585,366
Southern Co.	4,013	207,392
		792,758
Total Common Stocks
(Cost $36,459,700)		41,929,538

MONEY MARKET FUND – 2.1%
First American Government Obligations Fund – Class Z, 2.32%^
Total Money Market Fund
(Cost $890,316)	890,316	890,316
Total Investments – 100.0%
(Cost $37,350,016)		42,819,854
Other Assets and Liabilities, Net – 0.0%		15,175
Total Net Assets – 100.0%		$42,835,029

*	Non-income producing security.
#	As of March 31, 2019, the Fund had a significant portion of its assets invested in the information technology sector. See Note 11 in the Notes to the Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2019.

REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 91.3%

Australia – 3.6%
ARB Corp Ltd. (a)	6,168	$75,461
BWP Trust – REIT (a)	54,370	144,487
carsales.com Ltd. (a)	4,136	37,224
SmartGroup Corp. Ltd. (a)	48,049	270,738
		527,910
Belgium – 3.3%
Elia System Operator SA/NV (a)	4,448	311,900
EVS Broadcast Equipment SA (a)	1,622	36,664
Galapagos NV (a)*	1,091	128,288
		476,852
Brazil – 1.4%
SLC Agricola SA	19,078	200,508

Canada – 14.6%
Artis – REIT	8,515	70,791
Canada Goose Holdings, Inc.*	2,173	104,361
Canadian Western Bank	13,180	275,267
Choice Properties – REIT	30,717	323,180
CI Financial Corp.	3,534	48,236
First Capital Realty, Inc.	15,895	254,539
Gran Tierra Energy, Inc.*	68,638	156,141
SNC-Lavalin Group, Inc.	11,112	281,968
Toromont Industries, Ltd.	5,792	295,809
WSP Global, Inc.	5,955	325,434
		2,135,726
Chile – 4.0%
Cia Cervecerias Unidas SA	20,827	298,159
Empresas CMPC SA	83,411	294,173
		592,332
China – 0.3%
Huazhu Group, Ltd. – ADR	926	39,022

Czech Republic – 1.1%
Philip Morris CR AS	242	166,161

Denmark – 1.4%
Rockwool International (a)	871	204,261

Finland – 1.2%
Stora Enso OYJ (a)	14,363	175,851

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 91.3% (Continued)

France – 4.4%
Cie Plastic Omnium SA (a)	2,310	$61,541
Eramet (a)	2,530	140,834
ICADE (a)	3,246	274,584
Teleperformance (a)	907	163,049
		640,008
Germany – 1.8%
Deutsche Lufthansa AG (a)	12,325	270,917

Isle Of Man – 0.6%
Playtech plc (a)	15,321	86,825

Italy – 0.5%
Terna Rete Elettrica Nazionale SpA (a)	10,752	68,241

Japan – 12.2%
Aozora Bank Ltd. (a)	3,173	78,411
Chugoku Electric Power Co., Inc. (a)	8,597	107,313
FamilyMart UNY Holdings Co., Ltd. (a)	5,764	146,929
IBJ Leasing Co., Ltd. (a)	4,221	99,795
Kyudenko Corp. (a)	2,117	66,515
MEITEC Corp. (a)	1,674	76,253
Musashino Bank, Ltd. (a)	4,125	82,460
Nakayama Steel Works Ltd. (a)	10,109	46,163
NHK Spring Co., Ltd. (a)	10,557	95,002
Ryoden Corp. (a)	2,964	39,332
Suzuken Co., Ltd. (a)	2,186	126,798
Tokyo Century Corp. (a)	1,871	81,545
Tokyo Seimitsu Co., Ltd. (a)	3,277	83,661
Tokyu Fudosan Holdings Corp. (a)	54,490	326,536
Toyo Seikan Group Holdings, Ltd. (a)	7,877	161,585
Toyo Suisan Kaisha, Ltd. (a)	1,079	41,131
Yamaguchi Financial Group, Inc. (a)	14,320	121,416
		1,780,845
Mexico – 1.6%
Promotora y Operadora de Infraestructura SAB de CV	23,499	233,002

Netherlands – 3.4%
Aegon NV (a)	19,408	93,226
IMCD NV (a)	2,820	215,157
QIAGEN NV (a)*	4,629	187,902
		496,285

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 91.3% (Continued)

Norway – 3.0%
Austevoll Seafood ASA (a)	16,911	$200,246
TGS NOPEC Geophysical Co. ASA (a)	8,550	233,502
		433,748
Singapore – 1.8%
Singapore Press Holdings, Ltd. (a)	40,934	72,940
UOL Group, Ltd. (a)	36,808	189,230
		262,170
South Africa – 2.5%
AVI Ltd.	48,608	304,172
Omnia Holdings Ltd. (a)	19,670	69,306
		373,478
South Korea – 4.5%
Hanmi Pharmaceutical Co., Ltd. (a)	622	250,249
Hanmi Science Co., Ltd. (a)	1,097	74,924
Hugel, Inc. (a)*	134	44,663
Jenax, Inc. (a)*	12,127	143,910
Young Poong Corp.	202	142,366
		656,112
Spain – 4.5%
Atresmedia Corp. de Medios de Comunicacion SA (a)	47,998	225,231
Mediaset Espana Comunicacion SA (a)	33,993	254,020
Red Electrica Corp. SA (a)	8,248	175,821
		655,072
Sweden – 6.0%
AF Poyry AB (a)	6,874	114,784
Investment AB Latour – Class B (a)	18,909	253,220
Lifco AB (a)	2,831	115,522
Lundin Petroleum AB (a)	10,020	339,297
SKF AB (a)	2,971	49,430
		872,253
Switzerland – 2.1%
Banque Cantonale Vaudoise – REG D (a)	316	253,355
Swiss Prime Site AG – REG D (a)	689	60,392
		313,747
Thailand – 1.9%
Kiatnakin Bank plc (a)	125,947	276,092

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 91.3% (Continued)

United Kingdom – 9.6%
Ashtead Group plc (a)	3,596	$86,932
Bellway plc (a)	4,045	160,475
De La Rue plc (a)	20,620	103,480
Intertek Group plc (a)	2,468	156,347
Rightmove plc (a)	46,674	310,351
Spirax-Sarco Engineering plc (a)	3,624	339,637
SSP Group plc (a)	19,987	180,361
St. James’s Place plc (a)	4,950	66,336
		1,403,919
Total Common Stocks
(Cost $14,168,748)		13,341,337

PREFERRED STOCK – 0.0%

South Korea – 0.0%
CJ Corp. (a)(b)*
Total Preferred Stock
(Cost $4,725)	109	4,551

RIGHTS – 0.1%

Sweden – 0.1%
AF Poyry AB*
Total Rights
(Cost $13,963)	6,874	14,048

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
MONEY MARKET FUND – 7.4%
First American Government Obligations Fund – Class Z, 2.32%^
Total Money Market Fund
(Cost $1,078,045)	1,078,045	$1,078,045
Total Investments – 98.8%
(Cost $15,265,481)		14,437,981
Other Assets and Liabilities, Net – 1.2%		176,733
Total Net Assets – 100.0%		$14,614,714

(a)	This security is categorized as a Level 2 security in the fair value hierarchy. See Note 3 in the Notes to the Financial Statements.
*	Non-income producing security.
(b)	Security considered illiquid. See Note 2 in the Notes to the Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2019.

REIT – Real Estate Investment Trust
ADR – American Depositary Receipt

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

At March 31, 2019, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Industrials	23.2%
Financials	11.8%
Real Estate	11.2%
Consumer Staples	9.3%
Materials	8.0%
Communication Services	6.2%
Health Care	5.6%
Consumer Discretionary	5.5%
Energy	5.0%
Utilities	4.5%
Information Technology	1.1%
Other Assets and Liabilities, Net	8.6%
Total	100.0%

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 96.4%

Communication Services – 3.4%
Alphabet, Inc. – Class C*	1,333	$1,564,022

Consumer Discretionary – 14.7%
Booking Holdings, Inc.*	752	1,312,172
BorgWarner, Inc.	39,353	1,511,549
Expedia Group, Inc.	7,653	910,707
Harley-Davidson, Inc.	25,668	915,321
Hasbro, Inc.	11,177	950,268
Mohawk Industries, Inc.*	10,058	1,268,817
		6,868,834
Consumer Staples – 6.6%
Anheuser-Busch InBev SA/NV – ADR	11,932	1,001,930
PepsiCo, Inc.	5,954	729,663
Philip Morris International, Inc.	15,499	1,369,956
		3,101,549
Energy – 13.3%
Chevron Corp.	9,930	1,223,177
National Oilwell Varco, Inc.	33,312	887,432
Occidental Petroleum Corp.	13,289	879,732
Royal Dutch Shell, Class A – ADR	29,579	1,851,350
Schlumberger Ltd.	31,095	1,354,809
		6,196,500
Financials# – 29.3%
American Express Co.	12,749	1,393,466
Ameriprise Financial, Inc.	8,367	1,071,813
Bank of America Corp.	49,497	1,365,622
Berkshire Hathaway, Inc. – Class B*	7,337	1,473,930
Chubb Ltd.	14,124	1,978,490
Citigroup, Inc.	21,780	1,355,151
Discover Financial Services	16,665	1,185,881
MetLife, Inc.	27,454	1,168,717
PNC Financial Services Group, Inc.	9,895	1,213,721
Prudential Financial, Inc.	16,219	1,490,202
		13,696,993
Health Care – 13.9%
AbbVie, Inc.	15,951	1,285,491
Biogen, Inc.*	6,279	1,484,230
CVS Health Corp.	16,803	906,186

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 96.4% (Continued)

Health Care – 13.9% (Continued)
McKesson Corp.	8,018	$938,587
Merck & Co., Inc.	8,646	719,088
UnitedHealth Group, Inc.	4,813	1,190,062
		6,523,644
Industrials – 9.1%
General Electric Co.	164,200	1,640,358
Lockheed Martin Corp.	3,260	978,522
PACCAR, Inc.	17,409	1,186,249
Wabtec Corp.	6,393	471,292
		4,276,421
Information Technology – 5.1%
Apple, Inc.	4,857	922,587
Oracle Corp.	27,488	1,476,381
		2,398,968
Utilities – 1.0%
Public Service Enterprise Group, Inc.	8,158	484,667
Total Common Stocks
(Cost $44,874,565)		45,111,598

MONEY MARKET FUND – 4.4%
First American Government Obligations Fund – Class Z, 2.32%^
Total Money Market Fund
(Cost $2,074,208)	2,074,208	2,074,208
Total Investments – 100.8%
(Cost $46,948,773)		47,185,806
Other Assets and Liabilities, Net – (0.8)%		(381,870)
Total Net Assets – 100.0%		$46,803,936

*	Non-income producing security.
#	As of March 31, 2019, the Fund had a significant portion of its assets invested in the financials sector. See Note 11 in the Notes to the Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2019.

ADR – American Depositary Receipt

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 95.6%

Communication Services – 5.5%
Cars.com, Inc.*	84,953	$1,936,928
TripAdvisor, Inc.*	46,044	2,368,964
		4,305,892
Consumer Discretionary – 14.4%
Adtalem Global Education, Inc.*	32,728	1,515,961
Cooper Tire & Rubber Co.	23,245	694,793
Despegar.com, Corp.*	53,623	798,983
Gentex Corp.	37,750	780,670
Gildan Activewear, Inc.	124,985	4,495,710
Mattel, Inc.*+	43,003	559,039
Nordstrom, Inc.	34,462	1,529,424
Shutterstock, Inc.	20,967	977,691
		11,352,271
Consumer Staples – 4.9%
e.l.f. Beauty, Inc.*	108,730	1,152,538
Hain Celestial Group, Inc.*	116,105	2,684,348
		3,836,886
Energy – 2.8%
Centennial Resource Development, Inc. – Class A*+	93,826	824,730
Dril-Quip, Inc.*+	30,608	1,403,377
		2,228,107
Financials – 16.6%
Axis Capital Holdings Ltd.	52,741	2,889,152
Bank OZK	54,691	1,584,945
First American Financial Corp.	24,864	1,280,496
Horace Mann Educators Corp.	27,795	978,662
Investors Bancorp, Inc.	253,574	3,004,852
PRA Group, Inc.*	99,923	2,678,936
Pzena Investment Management, Inc. – Class A	78,551	635,477
		13,052,520
Health Care – 5.0%
Dentsply Sirona, Inc.	21,185	1,050,564
Luminex Corp.	62,863	1,446,478
MEDNAX, Inc.*	52,091	1,415,312
		3,912,354

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
COMMON STOCKS – 95.6% (Continued)

Industrials# – 29.5%
Acuity Brands, Inc.	24,071	$2,888,761
AGCO Corp.	36,648	2,548,868
Armstrong World Industries, Inc.	33,568	2,665,971
Crane Co.	27,857	2,357,259
Kirby Corp.*	15,942	1,197,404
Knight-Swift Transportation Holdings, Inc.+	47,486	1,551,843
Mistras Group, Inc.*	83,861	1,158,120
MSC Industrial Direct Co., Inc. – Class A	29,176	2,413,147
Standex International Corp.	15,271	1,120,891
UniFirst Corp.	12,816	1,967,256
WABCO Holdings, Inc.*	13,630	1,796,843
WESCO International, Inc.*	29,998	1,590,194
		23,256,557
Information Technology – 11.1%
Avnet, Inc.	48,416	2,099,802
ScanSource, Inc.*	30,790	1,102,898
SS&C Technologies Holdings, Inc.	33,097	2,107,948
Versum Materials, Inc.	15,899	799,879
ViaSat, Inc.*	33,773	2,617,407
		8,727,934
Materials – 3.0%
Intrepid Potash, Inc.*	331,843	1,257,685
NewMarket Corp.	2,563	1,111,214
		2,368,899
Real Estate – 2.8%
Jones Lang LaSalle, Inc.	14,237	2,195,061
Total Common Stocks
(Cost $71,997,917)		75,236,481

MONEY MARKET FUND – 4.4%
First American Government Obligations Fund – Class Z, 2.32%^
Total Money Market Fund
(Cost $3,487,604)	3,487,604	3,487,604

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments – Continued
March 31, 2019

Description	Shares	Value
INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 3.3%
First American Government Obligations Fund – Class Z, 2.32%^
Total Investment Purchased with Proceeds from Securities Lending
(Cost $2,579,938)	2,579,938	$2,579,938
Total Investments – 103.3%
(Cost $78,065,459)		81,304,023
Other Assets and Liabilities, Net – (3.3)%		(2,632,102)
Total Net Assets – 100.0%		$78,671,921

*	Non-income producing security.
+	All or a portion of this security was out on loan at March 31, 2019. Total loaned securities had a market value of $2,522,269 at March 31, 2019. See Note 9 in the Notes to the Financial Statements.
#	As of March 31, 2019, the Fund had a significant portion of its assets invested in the industrials sector. See Note 11 in the Notes to the Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2019.

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities
March 31, 2019

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
ASSETS
Investment securities:
At cost	$129,804,199	$37,350,016	$15,265,481
At value	$129,890,535	$42,819,854	$14,437,981
Cash	49,219	—	—
Foreign currencies (Cost $130,460)	—	—	130,640
Receivable for investment securities sold	1,047,120	—	—
Dividends & interest receivable	923,188	45,078	85,133
Receivable from adviser	—	—	4,230
Receivable for capital shares sold	—	51,064	—
Prepaid expenses	11,965	12,168	11,901
Total Assets	131,922,027	42,928,164	14,669,885
LIABILITIES
Distributions payable	215,693	—	—
Payable for investment securities purchased	1,564,805	—	—
Payable for capital shares redeemed	39,541	35,493	—
Payable to investment adviser	44,275	16,671	—
Payable for audit and tax fees	16,506	14,506	17,498
Payable for fund administration & accounting fees	15,124	9,279	14,983
Payable for compliance fees	1,808	1,809	1,811
Payable for transfer agent fees & expenses	4,095	2,802	2,475
Payable for custody fees	1,676	1,003	8,001
Payable for trustee fees	3,674	3,768	3,796
Accrued other fees	12,474	7,804	6,607
Total Liabilities	1,919,671	93,135	55,171
NET ASSETS	$130,002,356	$42,835,029	$14,614,714
COMPOSITION OF NET ASSETS
Paid-in capital	$132,056,585	$36,982,498	$19,518,970
Total distributable earnings (accumulated loss)	(2,054,229)	5,852,531	(4,904,256)
Total net assets	$130,002,356	$42,835,029	$14,614,714

Institutional Class Shares:
Net Assets	$130,002,356	$42,835,029	$14,614,714
Shares issued and outstanding(1)	13,382,251	2,861,774	1,391,096
Net asset value, offering price, and redemption price per share(2)	$9.71	$14.97	$10.51

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase for the Disciplined International Smaller Company Fund only.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities – Continued
March 31, 2019

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
ASSETS
Investment securities:
At cost	$46,948,773	$78,065,459
At value(1)	$47,185,806	$81,304,023
Receivable for investment securities sold	741,068	—
Dividends & interest receivable	66,370	52,827
Receivable for capital shares sold	10,512	64,735
Interest receivable from securities lending	—	94
Prepaid expenses	9,972	18,345
Total Assets	48,013,728	81,440,024
LIABILITIES
Payable upon return of securities loaned (Note 9)	—	2,579,938
Payable for investment securities purchased	1,047,723	—
Payable for capital shares redeemed	97,269	92,827
Payable for audit and tax fees	14,494	14,506
Payable to investment adviser	23,473	40,258
Payable for fund administration & accounting fees	8,844	11,552
Payable for compliance fees	1,808	1,809
Payable for transfer agent fees & expenses	2,911	5,178
Payable for custody fees	722	1,027
Payable for trustee fees	3,763	3,735
Accrued other fees	8,785	10,180
Accrued distribution fees – Investor Class	—	7,093
Total Liabilities	1,209,792	2,768,103
NET ASSETS	$46,803,936	$78,671,921
COMPOSITION OF NET ASSETS
Paid-in capital	$45,036,420	$72,096,833
Total distributable earnings	1,767,516	6,575,088
Total net assets	$46,803,936	$78,671,921
(1) Includes loaned securities of:	$—	$2,522,269

Investor Class Shares:
Net Assets	$—	$10,868,108
Shares issued and outstanding(2)	—	658,796
Net asset value, offering price, and redemption price per share	$—	$16.50

Institutional Class Shares:
Net Assets	$46,803,936	$67,803,813
Shares issued and outstanding(2)	3,669,650	4,034,986
Net asset value, offering price, and redemption price per share	$12.75	$16.80

(2) Unlimited shares authorized without par value.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations
For the Year Ended March 31, 2019

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
INVESTMENT INCOME:
Interest income	$4,292,407	$9,781	$17,815
Dividend income	57,822	743,719	662,355
Less: Foreign taxes withheld	—	—	(70,616)
Total investment income	4,350,229	753,500	609,554

EXPENSES:
Investment advisory fees (See Note 4)	533,738	266,720	291,608
Fund administration & accounting fees (See Note 4)	104,793	57,733	85,123
Transfer agent fees & expenses (See Note 4)	23,683	16,781	14,733
Federal & state registration fees	21,095	20,863	20,880
Audit and tax fees	16,509	14,509	17,494
Trustee fees (See Note 4)	12,394	12,222	12,209
Postage & printing fees	10,450	5,748	2,616
Compliance fees (See Note 4)	10,311	10,311	10,311
Custody fees (See Note 4)	9,482	8,409	72,733
Other fees	5,939	5,704	8,101
Legal fees	3,145	3,158	3,145
Total expenses before recoupment/waiver	751,539	422,158	538,953
Add: Fee recoupment (See Note 4)	61,789	—	—
Less: Fee waiver from investment adviser (See Note 4)	—	(44,304)	(116,121)
Total net expenses	813,328	377,854	422,832
NET INVESTMENT INCOME	3,536,901	375,646	186,722

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(1,269,120)	2,172,183	(4,092,483)*
Foreign currency translation	—	—	(6,364)
Net change in unrealized appreciation (depreciation) of:
Investments	1,751,562	1,062,059	(2,192,022)
Foreign currency translation	—	—	(681)
Net realized and unrealized gain (loss) on investments	482,442	3,234,242	(6,291,550)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,019,343	$3,609,888	$(6,104,828)

*  Net of foreign taxes paid of $32,330.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations – Continued
For the Year Ended March 31, 2019

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
INVESTMENT INCOME:
Interest income	$19,639	$90,870
Dividend income	1,304,970	794,751
Less: Foreign taxes withheld	(18,191)	(9,511)
Securities lending income	—	13,159
Total investment income	1,306,418	889,269

EXPENSES:
Investment advisory fees (See Note 4)	300,527	484,642
Fund administration & accounting fees (See Note 4)	55,020	75,226
Federal & state registration fees	20,414	33,730
Transfer agent fees & expenses (See Note 4)	17,286	31,050
Audit and tax fees	14,496	14,509
Trustee fees (See Note 4)	12,235	12,297
Compliance fees (See Note 4)	10,311	10,311
Postage & printing fees	6,263	7,469
Other fees	5,743	6,684
Custody fees (See Note 4)	4,260	6,220
Legal fees	3,145	3,145
Distribution fees – Investor Class (See Note 5)	—	19,333
Total expenses before waiver	449,700	704,616
Less: Fee waiver from investment adviser (See Note 4)	(23,953)	—
Total net expenses	425,747	704,616
NET INVESTMENT INCOME	880,671	184,653

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2,946,662	6,961,186
Net change in unrealized appreciation (depreciation) of investments	(3,050,359)	(1,647,961)
Net realized and unrealized gain (loss) on investments	(103,697)	5,313,225

NET INCREASE IN NET ASSETS FROM OPERATIONS	$776,974	$5,497,878

See Notes to the Financial Statements

Great Lakes Bond Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2019	March 31, 2018
OPERATIONS:
Net investment income	$3,536,901	$2,819,290
Net realized gain (loss) on investments	(1,269,120)	396,717
Net change in unrealized appreciation (depreciation) of investments	1,751,562	(1,614,708)
Net increase resulting from operations	4,019,343	1,601,299

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	22,566,668	44,197,000
Proceeds from reinvestment of distributions	1,174,376	924,630
Payments for shares redeemed	(28,927,507)	(29,882,788)
Net increase (decrease) in net assets from capital share transactions	(5,186,463)	15,238,842

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(3,554,845)	(2,867,831	)*
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,721,965)	13,972,310

NET ASSETS:
Beginning of Year	134,724,321	120,752,011
End of Year	$130,002,356	$134,724,321	**

*	Net investment income distribution.
**	Includes accumulated net investment loss of $(42,507).

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2019	March 31, 2018
OPERATIONS:
Net investment income	$375,646	$412,360
Net realized gain on investments	2,172,183	4,331,324
Net change in unrealized appreciation (depreciation) of investments	1,062,059	834,225
Net increase resulting from operations	3,609,888	5,577,909

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	7,281,634	8,813,558
Proceeds from reinvestment of distributions	2,208,480	3,542,569
Payments for shares redeemed	(10,327,728)	(13,679,916)
Net decrease in net assets from capital share transactions	(837,614)	(1,323,789)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(4,097,499)	(6,705,219)*
TOTAL DECREASE IN NET ASSETS	(1,325,225)	(2,451,099)

NET ASSETS:
Beginning of Year	44,160,254	46,611,353
End of Year	$42,835,029	$44,160,254 **

*	Includes net investment income distributions of $407,707 and net realized gain distributions of $6,297,512.
**	Includes accumulated undistributed net investment income of $15,613.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2019	March 31, 2018
OPERATIONS:
Net investment income	$186,722	$161,258
Net realized (gain) loss on:
Investments	(4,092,483)	758,184
Foreign currency translation	(6,364)	(64,998)
Net change in unrealized appreciation (depreciation) of:
Investments	(2,192,022)	1,122,387
Foreign currency translation	(681)	(1,117)
Net increase (decrease) resulting from operations	(6,104,828)	1,975,714

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	5,658,618	34,221,697
Proceeds from reinvestment of distributions	350,811	594,664
Payments for shares redeemed	(20,981,882)	(2,409,800)
Net increase (decrease) in net assets from capital share transactions	(14,972,453)	32,406,561

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(386,579)	(649,111)*
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,463,860)	33,733,164

NET ASSETS:
Beginning of Year	36,078,574	2,345,410
End of Year	$14,614,714	$36,078,574 **

*	Includes net investment income distributions of $376,808 and net realized gain distributions of $272,303.
**	Includes accumulated net investment loss of $(162,973).

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2019	March 31, 2018
OPERATIONS:
Net investment income	$880,671	$650,310
Net realized gain on investments	2,946,662	7,335,073
Net change in unrealized appreciation (depreciation) of investments	(3,050,359)	(4,389,679)
Net increase resulting from operations	776,974	3,595,704

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	5,831,615	10,391,561
Proceeds from reinvestment of distributions	3,400,066	3,752,087
Payments for shares redeemed	(7,396,950)	(11,667,567)
Net increase in net assets from capital share transactions	1,834,731	2,476,081

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(5,943,215)	(6,838,702)*
TOTAL DECREASE IN NET ASSETS	(3,331,510)	(766,917)

NET ASSETS:
Beginning of Year	50,135,446	50,902,363
End of Year	$46,803,936	$50,135,446 **

*	Includes net investment income distributions of $642,099 and net realized gain distributions of $6,196,603.
**	Includes accumulated undistributed net investment income of $8,211.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2019	March 31, 2018
OPERATIONS:
Net investment income	$184,653	$214,313
Net realized gain on investments	6,961,186	5,565,723
Net change in unrealized appreciation (depreciation) of investments	(1,647,961)	218,618
Net increase resulting from operations	5,497,878	5,998,654

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	4,998,061	46,585
Proceeds from reinvestment of distributions	811,600	612,535
Payments for shares redeemed	(2,153,370)	(3,249,157)
Increase (decrease) in net assets from Investor Class transactions	3,656,291	(2,590,037)
Institutional Class:
Proceeds from shares sold	7,781,068	17,920,534
Proceeds from reinvestment of distributions	5,818,034	3,427,041
Payments for shares redeemed	(17,295,675)	(19,413,716)
Increase (decrease) in net assets from Institutional Class transactions	(3,696,573)	1,933,859
Net decrease in net assets from capital share transactions	(40,282)	(656,178)
DISTRIBUTIONS TO SHAREHOLDERS:
Net Distributions to Shareholders – Investor Class	(818,542)	(617,025)
Net Distributions to Shareholders – Institutional Class	(7,831,072)	(4,804,657)
Total distributions to shareholders	(8,649,614)	(5,421,682)*
TOTAL DECREASE IN NET ASSETS	(3,192,018)	(79,206)

NET ASSETS:
Beginning of Year	81,863,939	81,943,145
End of Year	$78,671,921	$81,863,939 **

*	Includes net investment income distributions of $29,426 and $405,441, and net realized gain distributions of $587,599 and $4,399,216 for the Investor Class and Institutional Class, respectively.
**	Includes accumulated undistributed net investment income of $58,589.

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2019	2018	2017	2016	2015
Per Common Share Data

Net asset value, beginning of year	$9.68	$9.76	$9.81	$9.92	$9.81

Investment operations:
Net investment income	0.25	0.22	0.21	0.23	0.27 (1)
Net realized and unrealized gain (loss) on investments	0.03	(0.08)	(0.04)	(0.10)	0.13
Total from investment operations	0.28	0.14	0.17	0.13	0.40

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.22)	(0.24)	(0.29)
Net realized gains	—	—	—	—	—
Total distributions	(0.25)	(0.22)	(0.22)	(0.24)	(0.29)
Net asset value, end of year	$9.71	$9.68	$9.76	$9.81	$9.92

Total return	3.02%	1.44%	1.71%	1.40%	4.08%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$130,002	$134,724	$120,752	$92,656	$72,433

Ratio of expenses to average net assets:
Before expense waiver/recoupment	0.56%	0.57%	0.60%	0.73%	0.84%
After expense waiver/recoupment	0.61%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets:
After expense waiver/recoupment	2.65%	2.22%	2.13%	2.32%	2.71%

Portfolio Turnover Rate	47%	52%	69%	68%	33%

(1)	Per share amounts calculated using average shares method.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2019	2018	2017	2016	2015
Per Common Share Data

Net asset value, beginning of year	$15.16	$15.61	$14.41	$14.94	$14.83

Investment operations:
Net investment income	0.13	0.15	0.22	0.15	0.17
Net realized and unrealized gain (loss) on investments	1.13	1.87	1.91	(0.20)	1.58
Total from investment operations	1.26	2.02	2.13	(0.05)	1.75

Less distributions from:
Net investment income	(0.14)	(0.15)	(0.22)	(0.15)	(0.21)
Net realized gains	(1.31)	(2.32)	(0.71)	(0.33)	(1.43)
Total distributions	(1.45)	(2.47)	(0.93)	(0.48)	(1.64)
Net asset value, end of year	$14.97	$15.16	$15.61	$14.41	$14.94

Total return	9.22%	12.76%	14.95%	-0.26%	12.01%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$42,835	$44,160	$46,611	$47,852	$51,102

Ratio of expenses to average net assets:
Before expense waiver	0.95%	0.95%	0.92%	0.98%	1.07%
After expense waiver	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of net investment income to average net assets:
After expense waiver	0.85%	0.91%	1.39%	1.04%	1.19%

Portfolio Turnover Rate	107%	104%	114%	112%	95%

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Financial Highlights

For a Fund share outstanding throughout each period

Institutional Class

				For The Period
				Inception(1)
	Year Ended	Year Ended	Year Ended	Through
	March 31,	March 31,	March 31,	March 31,
	2019	2018	2017	2016
Per Common Share Data
Net asset value, beginning of period	$12.17	$11.21	$9.79	$10.00

Investment operations:
Net investment income	0.07	0.08	0.08	0.02
Net realized and unrealized gain (loss) on investments	(1.59)	1.15	1.40	(0.23)
Total from investment operations	(1.52)	1.23	1.48	(0.21)

Less distributions from:
Net investment income	—	(0.16)	(0.06)	—
Net realized gains	(0.14)	(0.11)	—	—
Total distributions	(0.14)	(0.27)	(0.06)	—
Net asset value, end of period	$10.51	$12.17	$11.21	$9.79

Total return	-12.44%	10.99%	15.16%	-2.10	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$14,615	$36,079	$2,345	$2,023

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.85%	1.81%	10.97%	15.42	%(3)
After expense reimbursement/waiver	1.45%	1.45%	1.45%	1.45	%(3)

Ratio of net investment income to average net assets:
After expense reimbursement/waiver	0.64%	0.60%	0.81%	0.77	%(3)

Portfolio Turnover Rate	113%	99%	107%	30	%(2)

(1)	Inception date of the Fund was December 21, 2015.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2019	2018	2017	2016	2015
Per Common Share Data

Net asset value, beginning of year	$14.29	$15.23	$13.45	$14.11	$13.32

Investment operations:
Net investment income	0.25	0.20	0.24	0.25	0.21
Net realized and unrealized gain (loss) on investments	(0.08)	1.01	2.26	(0.13)	1.00
Total from investment operations	0.17	1.21	2.50	0.12	1.21

Less distributions from:
Net investment income	(0.25)	(0.20)	(0.24)	(0.25)	(0.22)
Net realized gains	(1.46)	(1.95)	(0.48)	(0.53)	(0.20)
Total distributions	(1.71)	(2.15)	(0.72)	(0.78)	(0.42)
Net asset value, end of year	$12.75	$14.29	$15.23	$13.45	$14.11

Total return	1.98%	7.36%	18.87%	1.11%	9.08%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$46,804	$50,135	$50,902	$46,137	$42,213

Ratio of expenses to average net assets:
Before expense waiver	0.90%	0.90%	0.91%	1.01%	1.11%
After expense waiver	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of net investment income to average net assets:
After expense waiver	1.76%	1.28%	1.66%	1.82%	1.57%

Portfolio Turnover Rate	42%	61%	48%	67%	22%

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2019	2018	2017	2016	2015
Per Common Share Data

Net asset value, beginning of year	$17.36	$17.24	$14.36	$16.44	$18.74

Investment operations:
Net investment income (loss)	(0.01)	0.02	0.04	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.05	1.35	2.90	(1.10)	0.13
Total from investment operations	1.04	1.37	2.94	(1.03)	0.16

Less distributions from:
Net investment income	—	(0.06)	(0.06)	(0.01)	(0.01)
Net realized gains	(1.90)	(1.19)	—	(1.04)	(2.45)
Total distributions	(1.90)	(1.25)	(0.06)	(1.05)	(2.46)
Net asset value, end of year	$16.50	$17.36	$17.24	$14.36	$16.44

Total return	7.28%	7.98%	20.47%	-5.80%	0.74%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$10,868	$7,238	$9,772	$9,868	$15,933

Ratio of expenses to average net assets:
Before expense recoupment	1.10%	1.10%	1.10%	1.13%	1.14%
After expense recoupment	1.10%	1.10%	1.10%	1.13%	1.15%

Ratio of net investment income to average net assets:
After expense recoupment	0.00%	0.05%	0.14%	0.36%	0.15%

Portfolio Turnover Rate	115%	101%	106%	102%	102%

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2019	2018	2017	2016	2015
Per Common Share Data

Net asset value, beginning of year	$17.64	$17.51	$14.58	$16.65	$18.95

Investment operations:
Net investment income	0.04	0.06	0.06	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.06	1.37	2.97	(1.11)	0.14
Total from investment operations	1.10	1.43	3.03	(1.00)	0.20

Less distributions from:
Net investment income	(0.04)	(0.11)	(0.10)	(0.03)	(0.05)
Net realized gains	(1.90)	(1.19)	—	(1.04)	(2.45)
Total distributions	(1.94)	(1.30)	(0.10)	(1.07)	(2.50)
Net asset value, end of year	$16.80	$17.64	$17.51	$14.58	$16.65

Total return	7.51%	8.21%	20.78%	-5.57%	1.01%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$67,804	$74,626	$72,171	$60,631	$79,765

Ratio of expenses to average net assets:
Before expense recoupment	0.85%	0.85%	0.85%	0.88%	0.89%
After expense recoupment	0.85%	0.85%	0.85%	0.88%	0.90%

Ratio of net investment income to average net assets:
After expense recoupment	0.25%	0.30%	0.39%	0.61%	0.40%

Portfolio Turnover Rate	115%	101%	106%	102%	102%

See Notes to the Financial Statements

Great Lakes Funds

Notes to the Financial Statements
March 31, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Great Lakes Bond Fund (“Bond Fund”), Great Lakes Disciplined Equity Fund (“Disciplined Equity Fund”), Great Lakes Disciplined International Smaller Company Fund (“Disciplined International Smaller Company Fund”), Great Lakes Large Cap Value Fund (“Large Cap Value Fund”), and Great Lakes Small Cap Opportunity Fund (“Small Cap Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is total return.  Additionally, the Bond Fund has an emphasis on current income.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Bond Fund and Large Cap Value Fund commenced operations on September 28, 2012.  The Disciplined Equity Fund commenced operations on June 1, 2009, the Disciplined International Smaller Company Fund commenced operations on December 21, 2015, and the Small Cap Opportunity Fund commenced operations on December 5, 2008.  The Small Cap Opportunity Fund currently offers two classes of shares, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Bond Fund, Disciplined Equity Fund, Disciplined International Smaller Company Fund and Large Cap Value Fund currently offer only Institutional Class shares.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended March 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  As of and during the year ended March 31, 2019, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. tax authorities for the years prior to March 31, 2016.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Gains realized by the Funds on the sale of securities in certain countries may also be subject to non-U.S. taxes. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

The Bond Fund will declare daily and pay monthly distributions of net investment income. The Large Cap Value Fund and the Disciplined Equity Fund will make distributions, if any, of net investment income quarterly. The Disciplined International Smaller Company Fund and the Small Cap Opportunity Fund will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value (“NAV”) per share. For the year ended March 31, 2019, no such reclassifications were made.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

methods approved by the Board of Trustees (the “Board”) as reflecting fair value.  The Funds will not hold more than 15% of the value of their net assets in illiquid securities.  At March 31, 2019, the Disciplined International Smaller Company Fund had an investment in an illiquid security with a total value of $4,551 or 0.0% of total net assets.

Information concerning the illiquid security is as follows:

Disciplined International Smaller Company Fund

Security	Shares	Dates Acquired	Cost Basis
CJ Corp.	109	12/2018	$4,725

Security Loans – When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The Funds also continue to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily.  Loans shall be marked to market daily and the margin restored in the event collateralization is below 100% of the value of securities loaned. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.  Currently, only the Small Cap Opportunity Fund is eligible to participate in securities lending.  See Note 9.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks and exchange traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated.  In such cases, these securities are categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their NAV per share and are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value each Fund’s securities as of March 31, 2019:

Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$83,456,345	$—	$83,456,345
Municipal Bonds	—	21,154,145	—	21,154,145
U.S. Government Agency
Mortgage-Backed Securities	—	10,481,627	—	10,481,627
Commercial Mortgage-Backed Securities	—	6,596,454	—	6,596,454
U.S. Treasury Securities	—	6,508,302	—	6,508,302
Asset-Backed Security	—	143,309	—	143,309
Investment Company	1,306,167	—	—	1,306,167
Money Market Fund	244,186	—	—	244,186
Total Investments	$1,550,353	$128,340,182	$—	$129,890,535

Disciplined Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$41,929,538	$—	$—	$41,929,538
Money Market Fund	890,316	—	—	890,316
Total Investments	$42,819,854	$—	$—	$42,819,854

Disciplined International Smaller Company Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,813,289	$9,528,048	$—	$13,341,337
Preferred Stock	—	4,551	—	4,551
Rights	14,048	—	—	14,048
Money Market Fund	1,078,045	—	—	1,078,045
Total Investments	$4,905,382	$9,532,599	$—	$14,437,981

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$45,111,598	$—	$—	$45,111,598
Money Market Fund	2,074,208	—	—	2,074,208
Total Investments	$47,185,806	$—	$—	$47,185,806

Small Cap Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$75,236,481	$—	$—	$75,236,481
Money Market Fund	3,487,604	—	—	3,487,604
Investment Purchased with Proceeds
from Securities Lending	2,579,938	—	—	2,579,938
Total Investments	$81,304,023	$—	$—	$81,304,023

Refer to the Schedule of Investments for further information on the classification of investments.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
Disciplined Equity Fund	in Securities
Balance as of 3/31/2018	$388
Accrued discounts/premiums	—
Realized gain (loss)	33
Change in net unrealized appreciation (depreciation)	(388)
Net purchases (sales)	(33)
Transfers into and/or out of Level 3	—
Balance as of 3/31/2019	$—

The Disciplined Equity Fund did not hold any Level 3 investments as of March 31, 2019.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Great Lakes Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Bond Fund	0.40%
Disciplined Equity Fund	0.60%
Disciplined International Smaller Company Fund	1.00%
Large Cap Value Fund	0.60%
Small Cap Opportunity Fund	0.60%

The Funds’ Adviser has contractually agreed to waive its management fees and pay Fund expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Institutional Class
Bond Fund	N/A	0.65%
Disciplined Equity Fund	N/A	0.85%
Disciplined International Smaller Company Fund	N/A	1.45%
Large Cap Value Fund	N/A	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

Adviser.  During the year ended March 31, 2019, the Adviser was able to recoup expenses of $61,789 in the Bond Fund.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	April 2019 –	April 2020 –	April 2021 –
Fund	March 2020	March 2021	March 2022
Bond Fund	$—	$—	$—
Disciplined Equity Fund	36,431	45,649	44,304
Disciplined International Smaller Company Fund	202,863	97,055	116,121
Large Cap Value Fund	30,363	24,064	23,953
Small Cap Opportunity Fund	—	—	—

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended March 31, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Small Cap Opportunity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended March 31, 2019, the Fund’s Investor Class incurred the following expenses pursuant to the Plan:

Fund	Amount
Small Cap Opportunity Fund	$19,333

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Bond Fund		Disciplined Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018
Institutional Class:
Shares sold	2,353,504	4,494,832	474,749	550,959
Shares issued in reinvestment
of distributions	122,324	94,140	160,090	229,045
Shares redeemed	(3,017,953)	(3,042,062)	(686,311)	(853,576)
Net increase (decrease)
in capital shares	(542,125)	1,546,910	(51,472)	(73,572)

	Disciplined International
	Smaller Company Fund		Large Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018
Institutional Class:
Shares sold	495,048	2,902,153	414,957	668,632
Shares issued in reinvestment
of distributions	35,724	49,268	281,962	249,404
Shares redeemed	(2,103,169)	(197,235)	(534,894)	(752,283)
Net increase (decrease)
in capital shares	(1,572,397)	2,754,186	162,025	165,753

	Small Cap Opportunity Fund
	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
Investor Class:
Shares sold	310,997	2,684
Shares issued in reinvestment
of distributions	54,838	35,468
Shares redeemed	(123,959)	(187,966)
Net increase (decrease)	241,876	(149,814)
Institutional Class:
Shares sold	447,615	1,018,648
Shares issued in reinvestment
of distributions	386,067	195,385
Shares redeemed	(1,028,106)	(1,106,635)
Net increase (decrease)	(194,424)	107,398
Net increase (decrease)
in capital shares	47,452	(42,416)

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the year ended March 31, 2019, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$18,311,862	$11,294,229	$40,198,064	$48,828,710
Disciplined Equity Fund	—	—	46,786,190	51,888,787
Disciplined International
Smaller Company Fund	—	—	30,957,443	45,836,980
Large Cap Value Fund	—	—	20,554,056	22,845,387
Small Cap Opportunity Fund	—	—	86,928,544	94,974,314

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2019, were as follows:

	Aggregate Gross	Aggregate Gross	Net Appreciation	Federal Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
Bond Fund	$858,125	$(805,578)	$52,547	$129,837,988
Disciplined Equity Fund	6,088,733	(677,646)	5,411,087	37,408,767
Disciplined International
Smaller Company Fund	442,560	(1,293,532)	(850,972)	15,287,320
Large Cap Value Fund	4,391,300	(4,325,280)	66,020	47,119,786
Small Cap Opportunity Fund	6,493,343	(3,917,884)	2,575,459	78,728,564

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the differences in tax treatment of wash sales, distributions payable, and passive foreign investment company income.

At March 31, 2019, the components of accumulated earnings (deficit) on a tax-basis were as follows:

					Total
					Distributable
	Undistributed	Undistributed	Other	Unrealized	Earnings
	Ordinary	Long-Term	Accumulated	Appreciation	(Accumulated
Fund	Income	Capital Gains	Losses	(Depreciation)	Losses)
Bond Fund	$173,183	$—	$(2,279,959)	$52,547	$(2,054,229)
Disciplined Equity Fund	—	441,444	—	5,411,087	5,852,531
Disciplined International
Smaller Company Fund	151,445	—	(4,204,729)	(850,972)	(4,904,256)
Large Cap Value Fund	—	1,701,496	—	66,020	1,767,516
Small Cap Opportunity Fund	2,783,277	1,216,352	—	2,575,459	6,575,088

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

As of March 31, 2019, the Funds’ had the following in capital loss carryovers, which will be permitted to be carried over for an unlimited period.

Fund	Short-Term	Long-Term
Bond Fund	$483,714	$1,580,552
Disciplined Equity Fund	—	—
Disciplined International Smaller Company Fund	3,897,834	306,895
Large Cap Value Fund	—	—
Small Cap Opportunity Fund	—	—

The Funds did not utilize any capital loss carryovers during the year ended March 31, 2019.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of each Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2019, the Funds do not plan to defer any late year losses.

The tax character of distributions paid during the year ended March 31, 2019, was as follows:

Fund	Ordinary Income*	Long-Term Capital Gains**	Total
Bond Fund	$3,554,845	$—	$3,554,845
Disciplined Equity Fund	1,037,281	3,060,218	4,097,499
Disciplined International Smaller Company Fund	335,238	51,341	386,579
Large Cap Value Fund	1,411,016	4,532,199	5,943,215
Small Cap Opportunity Fund	3,468,318	5,181,296	8,649,614

The tax character of distributions paid during the year ended March 31, 2018, was as follows:

Fund	Ordinary Income*	Long-Term Capital Gains**	Total
Bond Fund	$2,867,831	$—	$2,867,831
Disciplined Equity Fund	3,458,751	3,246,468	6,705,219
Disciplined International Smaller Company Fund	527,828	121,283	649,111
Large Cap Value Fund	993,580	5,845,122	6,838,702
Small Cap Opportunity Fund	5,017,159	404,523	5,421,682

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(C), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2019.

9.  SECURITIES LENDING

Following the terms of a securities lending agreement with the Funds’ Custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

market daily.  Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned.  During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution.  Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price.  Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.  Currently, only the Small Cap Opportunity Fund is eligible to participate in securities lending.  As of March 31, 2019, the Small Cap Opportunity Fund had securities on loan with a value of $2,522,269 and collateral value of $2,579,938.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act).  The remaining contractual maturity of all securities lending transactions is overnight and continuous.  The Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures are required.  The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

10.  PRINCIPAL RISKS – DISCIPLINED INTERNATIONAL SMALLER COMPANY FUND

Currency Risk – When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Emerging Markets Risk – Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Foreign Securities Risk – Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2019

11.  SECTOR RISK

As of March 31, 2019, the Bond Fund and the Large Cap Value Fund had a significant portion of its assets invested in the financials sector.  The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence spending.  The Disciplined Equity Fund had a significant portion of its assets invested in the information technology sector.  The information technology sector may be more sensitive to short product cycles, competition and more aggressive pricing than the overall market.  The Small Cap Opportunity Fund had a significant portion of its assets invested in the industrials sector.  The industrials sector may be more greatly impacted by adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities.

12.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of March 31, 2019, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Bond Fund	Lafoba & Co.	67.79%
	Wells Fargo Clearing	27.86%

Disciplined Equity Fund	Lafoba & Co.	42.63%
	Wells Fargo Clearing	33.91%

Disciplined International
Smaller Company Fund	Wells Fargo Clearing	84.20%

Large Cap Value Fund	Lafoba & Co.	37.33%
	Wells Fargo Clearing	26.37%

Small Cap Opportunity Fund	Wells Fargo Clearing	40.83%

Great Lakes Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Great Lakes Funds and
  Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Disciplined International Smaller Company Fund, Great Lakes Large Cap Value Fund, and Great Lakes Small Cap Opportunity Fund (the “Great Lakes Funds” or the “Funds”), each a series of Managed Portfolio Series, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended March 31, 2015, were audited by other auditors whose report dated May 28, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 29, 2019

Great Lakes Funds

Additional Information (Unaudited)
March 31, 2019

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Great Lakes Advisors, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 19-20, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Great Lakes Advisors, LLC (“Great Lakes” or the “Adviser”) regarding the Great Lakes Bond Fund, the Great Lakes Large Cap Value Fund, the Great Lakes Disciplined Equity Fund, the Great Lakes Small Cap Opportunity Fund and the Great Lakes Disciplined International Smaller Company Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2019, the Trustees received and considered information from Great Lakes and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Great Lakes with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Great Lakes; (3) the costs of the services provided by Great Lakes and the profits realized by Great Lakes from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Great Lakes resulting from its relationship with the Funds.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Great Lakes, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Great Lakes set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Great Lakes performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement as it relates to each Fund are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Great Lakes provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2019

disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions that Great Lakes effects on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted Great Lakes’ strong capitalization, its assets under management, and the fact that Great Lakes is a wholly-owned subsidiary of Wintrust Financial Corporation, a financial services holding company.  The Trustees then considered the Funds’ portfolio managers and noted each portfolio manager’s extensive portfolio management and security research and analysis experience.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Great Lakes provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Great Lakes.  In assessing the quality of the portfolio management delivered by Great Lakes, the Trustees considered the short-term and long-term performance of each Fund on both an absolute basis and in comparison, to an appropriate benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Great Lakes manages utilizing a similar investment strategy, where applicable.  When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the peer group.

•
Great Lakes Bond Fund.  The Trustees noted the Fund had outperformed its peer group median and average for the year-to-date, one-year, three-year and five-year periods ended October 31, 2018. The Trustees also noted that the Fund had outperformed its benchmark index over the same periods. The Trustees also considered that the Fund had achieved positive total returns since inception and observed that the Fund’s performance generally tracked the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Disciplined Equity Fund.  The Trustees noted the Fund had outperformed its peer group average over the year-to-date, one-year and five-year periods ended October 31, 2018.  The Trustees also noted that the Fund had underperformed the peer group median and average over the three-year period ended October 31, 2018. The Trustees also observed that the Fund trailed its benchmark across all relevant periods ended October 31, 2018.  The Trustees considered that the Fund had achieved positive total returns across each time period reviewed since inception and also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Disciplined International Smaller Company Fund.  The Trustees noted that the Fund had underperformed its peer group median, average and benchmark index over the year-to-date and one-year periods ended October 31, 2018.  The Trustees noted that the Fund’s returns were within the range of returns in the peer group. The Trustees also considered that the Fund had only commenced operations on December 21, 2015, and that limited conclusions could be drawn from such a short period of performance.

•
Great Lakes Large Cap Value Fund.  The Trustees noted that the Fund had underperformed its peer group median and average over the year-to-date and one-year periods ended October 31, 2018 but outperformed its peer group median and average over the three-year and five-year periods ended October 31, 2018.  The Trustees also observed that the Fund had underperformed its benchmark over the year-to-date and one-year periods, was equal to its benchmark over the three-year period, and outperformed its benchmark over the

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2019

five-year period ended October 31, 2018.  The Trustees also considered that the Fund had achieved positive total returns since inception. The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Small Cap Opportunity Fund.  The Trustees noted that the Fund had outperformed its peer group median, average and benchmark index over the year-to-date, one-year, and three-year periods ended October 31, 2018, but underperformed the peer group median, average and benchmark index over the five-year period.  The Trustees also considered that the Fund had achieved positive total returns for all relevant periods since inception. The Trustees also observed that the Fund’s performance was consistent over the longer-term with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that each Fund pays to Great Lakes under the Investment Advisory Agreement, as well as Great Lakes’ profitability from services that it rendered to each Fund during the 12-month period ended September 30, 2018. In that regard, the Trustees considered the effect of an expense limitation agreement on Great Lakes’ compensation and that Great Lakes has contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in the Funds’ prospectus.  With respect to the Great Lakes Disciplined International Smaller Company Fund, the Trustees noted that after giving effect to the expense limitation agreement the relationship had not been profitable to Great Lakes during the 12-month period ended September 30, 2018.  The Trustees noted that the relationship with each of the other Great Lakes Funds had been profitable.  The Trustees then considered that the management fees that Great Lakes charges to separately managed accounts with similar investment strategies to those of the Great Lakes Large Cap Value Fund, Great Lakes Bond Fund and Great Lakes Disciplined Equity Fund are generally lower than the management fee for the corresponding Fund. The Trustees observed that Great Lakes does not manage other accounts utilizing a similar investment strategy to that of the Great Lakes Disciplined International Smaller Company Fund for purposes of conducting a management fee comparison and that the fee charged to accounts utilizing a similar investment strategy to the Great Lakes Small Cap Opportunity Fund is higher than the fee charged to the Fund.  The Trustees took into account that Great Lakes has additional responsibilities with respect to the Funds, including additional compliance obligations, greater cash management responsibilities and increased trading.  The Trustees concluded that Great Lakes’ service relationship with the Great Lakes Disciplined International Smaller Company Fund was not profitable to Great Lakes but that the relationships with the other Funds each yield a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in corresponding Morningstar peer group.  The Trustees noted:

•
Great Lakes Bond Fund.  The Fund’s management fee was equal to the peer group median and slightly above the peer group average.  The total expenses of the Fund (after fee waivers and expense reimbursements) were above the peer group median and average. Additionally, when limited to comparably-sized funds, the Fund’s total expenses were above the peer group median and average.

•
Great Lakes Disciplined Equity Fund.  The Fund’s management fee was lower than the peer group median and average.  The total expenses of the Fund (after fee waivers and expense reimbursements) were below the peer group median and equal to the peer group average.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2019

•
Great Lakes Disciplined International Smaller Company Fund.  The Fund’s management fee was above to the peer group median and average.  When the peer group was limited to comparably-sized funds, the Fund’s management fee was equal to the peer group median and above the average. The Fund’s average total expenses were above the peer group median and average.

•
Great Lakes Large Cap Value Fund.  The Fund’s management fee was equal to the peer group median and average.  The total expenses of the Fund (after fee waivers and expense reimbursements) were above the peer group median and average. Additionally, when limited to comparably-sized funds, the Fund’s total expenses were below the peer group median and average.

•
Great Lakes Small Cap Opportunity Fund.  The Fund’s management fee was significantly lower than the peer group average and median management fees. The total expenses of the Fund’s Institutional Class (after fee waivers and expense reimbursements) were each lower than the peer group median and average. The total expenses of the Fund’s Investor Class were slightly above the peer group median and average but below the peer group median and average when the peer group was limited to comparably-sized funds.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Great Lakes’ advisory fees with respect to each Fund continue to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees took into account the fact that Great Lakes had agreed to consider breakpoints in the future in response to asset growth in each of the Funds but had also expressed some reservation about doing so for the Great Lakes Small Cap Opportunity Fund because of concerns about potential capacity constraints associated with the Fund’s strategy of investing in small cap stocks.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Funds. The Trustees considered the extent to which Great Lakes utilizes soft dollar arrangements with respect to portfolio transactions of certain Funds. The Trustees noted that Great Lakes does not use affiliated brokers to execute the portfolio transactions of the Funds.  While the Trustees noted the Great Lakes Small Cap Opportunity Fund utilizes Rule 12b-1 fees to pay for shareholder and distribution services performed on behalf of each Fund, the Trustees observed that distribution expenses that Great Lakes incurred significantly exceed any Rule 12b-1 payments from such Fund.  The Trustees considered that Great Lakes may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Great Lakes does not receive any additional material benefits from its relationship with the Funds.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2019

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
and Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	38	Retired, Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Robert W. Baird & Co. Incorporated	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		(2000-2011).	(47 Portfolios)
Year of Birth: 1946	and Audit				(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013).

David A. Massart	Trustee	Indefinite	38	Co-Founder and Chief Investment	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Strategist, Next Generation Wealth	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Management, Inc. (2005-Present).	(47 Portfolios)
Year of Birth: 1967	Committee				(2012-Present).
Chairman

David M. Swanson	Trustee	Indefinite	38	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.	and	Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202	Nominating	April 2011		LLC (2006-Present).	Investment Trust
Year of Birth: 1957	& Governance				(10 Portfolios)
	Committee				(2006-Present);
	Chairman				Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	38	Retired, Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term; Since		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 2011		(1994-2018).
Year of Birth: 1958

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2019

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
and Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Officers

Brian R. Wiedmeyer	President and	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Executive	November 2018
Year of Birth: 1973	Officer

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Chief	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Compliance	April 2013
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

Ryan L. Roell	Vice President,	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2005-Present).
Milwaukee, WI 53202	and Principal	November 2018
Year of Birth: 1973	Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.		Term; Since		Services, LLC (2016-Present); Associate,
Milwaukee, WI 53202		November 2017		Godfrey & Kahn S.C. (2012-2016).
Year of Birth: 1979

Benjamin Eirich	Vice President	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and Assistant	Term; Since		Fund Services, LLC (2008-Present).
Milwaukee, WI 53202	Treasurer	May 2016
Year of Birth: 1981		(Assistant
Treasurer); Since
November 2018
(Vice President)

Douglas Schafer	Vice President	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and Assistant	Term; Since		Fund Services, LLC (2002-Present).
Milwaukee, WI 53202	Treasurer	May 2016
Year of Birth: 1970		(Assistant
Treasurer); Since
November 2018
(Vice President)

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-855-278-2020.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-278-2020.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-278-2020, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	60.58%
Disciplined International Smaller Company Fund	52.86%
Large Cap Value Fund	96.38%
Small Cap Opportunity Fund	23.42%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2019, was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	60.31%
Disciplined International Smaller Company Fund	0.00%
Large Cap Value Fund	94.03%
Small Cap Opportunity Fund	21.96%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	65.10%
Disciplined International Smaller Company Fund	100.00%
Large Cap Value Fund	36.90%
Small Cap Opportunity Fund	95.55%

Great Lakes Funds

PRIVACY NOTICE (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois 60604

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-278-2020.

GK-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended March 31, 2018 and March 31, 2019, the Funds’ principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$62,500	$62,500
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$15,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended March 31, 2018 and March 31, 2019, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Managed Portfolio Series

By (Signature and Title) *      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 4, 2019

By (Signature and Title)*       /s/Ryan L. Roell
Ryan L. Roell, Treasurer

Date    June 4, 2019

* Print the name and title of each signing officer under his or her signature.